                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Check the appropriate box:

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      / /    Confidential, for Use of the  Commission Only (as permitted by Rule
             14a-6(e)(2))

      /X/    Definitive Proxy Statement

      / /    Definitive Additional Materials

      / /    Soliciting Material Pursuant to ss. 240.14a-12

                             EVERLAST WORLDWIDE INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                             EVERLAST WORLDWIDE INC.
                            1350 BROADWAY, SUITE 2300
                            NEW YORK, NEW YORK 10018

                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 3, 2005

                 NOTICE  IS  HEREBY  GIVEN  that  the  2005  Annual  Meeting  of
Stockholders (the "Annual  Meeting") of Everlast  Worldwide Inc. (the "Company")
will be held on Friday,  June 3, 2005 at 10:00 AM, local time, at The Kitano, 66
Park Avenue (at 38th Street),  New York, New York 10016, in the Park Avenue Room
on the 18th floor, for the following purposes:

                 1.     To elect nine members of the Board of Directors to serve
                        until the next Annual Meeting at which their  successors
                        will be elected and qualified.

                 2.     To  amend  the  Company's  2000  Stock  Option  Plan  to
                        increase the number of shares  issuable over the term of
                        the plan by 1,000,000  shares to 2,000,000 shares in the
                        aggregate.

                 3.     To  approve   the   adoption  of  the   Company's   2005
                        Non-Employee Directors Stock Option Plan.

                 4.     To ratify the selection of Berenson LLP as the Company's
                        independent auditors.

                 5.     To transact  such other  business as may  properly  come
                        before the  stockholders  at the Annual  Meeting and any
                        adjournments thereof.

                 The Board of Directors has fixed the close of business on April
29, 2005 as the record date for the  determination  of the  Company's  shares of common stock, par value $.002 per share, and shares of Class A common stock, par value $.01 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                                    George Q Horowitz
                                          President and Chief Executive Officer

Dated:   May 2, 2005
         New York, New York

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO
SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST  CONVENIENCE TO ENSURE
THE  PRESENCE  OF A QUORUM  AT THE  ANNUAL  MEETING.  A  SELF-ADDRESSED  STAMPED
ENVELOPE IS ENCLOSED FOR THAT PURPOSE. IF YOU SEND IN YOUR PROXY AND THEN DECIDE
TO ATTEND THE ANNUAL MEETING TO VOTE YOUR STOCK IN PERSON,  YOU MAY STILL DO SO.
YOUR PROXY IS REVOCABLE AT YOUR REQUEST.

                             EVERLAST WORLDWIDE INC.
                            1350 BROADWAY, SUITE 2300
                            NEW YORK, NEW YORK 10018

                                 PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

                 This  Proxy  Statement  is  furnished  in  connection  with the solicitation  of proxies by the Board of Directors (the "Board of Directors") of
Everlast  Worldwide Inc. (the  "Company") to be voted at the 2005 Annual Meeting of Stockholders  to be held on Friday,  June 3, 2005 at 10:00 AM, local time, at
The Kitano,  66 Park Avenue (at 38th Street),  New York, New York 10016,  in the
Park Avenue Room on the 18th floor, and at any adjournments thereof (the "Annual
Meeting") for the purposes set forth in the  accompanying  Notice of 2005 Annual
Meeting of Stockholders.

                 The  approximate  date on which the enclosed  form of proxy and this Proxy Statement are first being sent to stockholders is May 2, 2005.

                 When  a  proxy  is  returned   properly   signed,   the  shares
represented  thereby  will be  voted  by the  proxies  in  accordance  with  the stockholder's  directions.  If the proxy is signed and returned  without choices having been specified, the shares will be voted for the nominees of the Board of
Directors  as  directors  of the  Company,  for the  amendment of the 2000 Stock
Option Plan to increase the number of shares  issuable over the term of the plan by 1,000,000 shares to 2,000,000 shares,  for the adoption of the Company's 2005
Non-Employee  Directors  Stock  Option  Plan  and  for the  ratification  of the selection  of Berenson LLP as the  Company's  independent  auditors.  If for any reason any of the  nominees of the Board of Directors  shall become  unavailable for  election,  the proxies may use their  discretionary  authority  to vote for substitutes proposed by the Board of Directors.

                 A stockholder  giving a proxy has the power to revoke it at any time  before  it is voted by  sending  a written  notice  of  revocation  to the
Secretary of the Company,  by sending a duly executed  later-dated  proxy, or by attending in person,  requesting  the return of the proxy at the Annual  Meeting and voting in person.

                 Only  stockholders  of record at the close of business on April
29, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual
Meeting.  As of the Record Date, there were outstanding  3,159,359 shares of the
Common Stock,  $.002 par value per share of the Company (the "Common Stock") and there were 100,000 shares of the Company's Class A Common Stock,  $.01 par value per share (the "Class A Stock").  Each share of Common  Stock is entitled to one vote and each  share of Class A Stock is  entitled  to five  votes at the Annual
Meeting.

                 The holders of a majority of the  outstanding  shares of Common
Stock and Class A Stock,  combined,  whether present in person or represented by proxy, will constitute a quorum for each of the matters identified in the Notice of the 2005 Annual Meeting of Stockholders. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum is present at the Annual  Meeting.  A broker  "non-vote"  occurs when a nominee  holding  shares for a  beneficial  owner does not vote on a  particular proposal because the nominee does not have the  discretionary  voting power with respect  to that  item and has not  received  instructions  from the  beneficial owner.  Proxies marked as abstaining  with respect to the proposals (i) to amend the 2000 Stock  Option Plan to increase the number of shares  issuable  over the term of the plan by 1,000,000  shares to 2,000,000  shares,  (ii) to approve the adoption of the  Company's  2005  Non-Employee  Directors  Stock Option Plan and

(iii) to ratify the appointment of independent  auditors will have the effect of a vote against such proposal.

                 A plurality of votes cast is required to elect  directors and a majority of the votes cast is  required  to amend the 2000 Stock  Option Plan to increase  the number of shares  issuable  over the term of the plan by 1,000,000 shares to  2,000,000  shares,  to approve  the  adoption of the  Company's  2005
Non-Employee  Directors  Stock  Option  Plan and to ratify  the  appointment  of
Berenson  LLP.  Broker  "non-votes"  and  abstentions  are not  included  in the tabulation of the voting results on the election of directors,  and,  therefore, do not have the effect of votes in opposition in such  tabulations.  Abstentions will have the  effect of a vote  against  the  proposal  to amend the 2000 Stock
Option Plan to increase the number of shares  issuable over the term of the plan by 1,000,000 shares to 2,000,000 shares, the proposal to approve the adoption of the Company's 2005 Non-Employee  Directors Stock Option Plan and the proposal to ratify the appointment of independent auditors, while broker non-votes will have no effect on the outcome of either of these proposals.

                 The  cost of  solicitation  of  proxies  will be  borne  by the
Company. In addition to the solicitation of proxies by use of the mails, some of the  officers,  directors  and regular  employees of the Company,  without extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission.  The  Company  will  reimburse  record  holders  for  expenses  in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

NO APPRAISAL RIGHTS

            Under  the  General  Corporation  Law  of  the  State  of  Delaware,
stockholders of the Company do not have appraisal  rights in connection with any of the  proposals  upon  which a vote is  scheduled  to be taken  at the  Annual
Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                 The following table sets forth certain information with respect to the  beneficial  ownership of the  Company's  Common Stock and Class A Common
Stock as of April 29, 2005 for (i) each of the Company's directors, (ii) each of the  Company's  executive  officers,  (iii)  each  stockholder  known  to be the beneficial  owner of more than five percent of any class of the Company's voting securities,  and (iv) all directors and  executive  officers as a group.  Unless otherwise indicated,  (i) each stockholder has sole voting power and dispositive power  with  respect  to the  indicated  shares  and  (ii) the  address  of each stockholder is c/o Everlast  Worldwide,  Inc.,  1350  Broadway,  Suite 2300, New
York, New York 10018.

                                                         Beneficial Ownership Common and
                                                                Class A Common (1)
                                                                                Percentage of
       Name and Address of Beneficial Owner              Number (2)           Outstanding Stock (3)
       ------------------------------------              ----------           ---------------------
       George Q Horowitz                               1,182,628 (4)                 30.9%
       Ben Nadorf                                        455,700 (5)                 14.0%
       James K. Anderson                                 108,956 (6)                  3.3%

       Rita Cinque Kriss                                 103,233 (7)                  3.1%

       Larry Kring                                        46,400 (8)                  1.4%

       Edward R. Epstein                                  21,700 (9)                   *

       Wayne Nadorf                                        1,200 (10)                  *

       Teddy Atlas                                             -                       *
       James J. McGuire Jr.                               18,319 (11)                  *
       Jeffrey M. Schwartz                                     -                       *
       Mark Ackereizen                                         -                       *
       Angelo Giusti                                      16,200 (12)                  *

       Gary J. Dailey                                          -                       *
       Matthew Mark                                            -                       *

       All directors and                               1,954,336                     50.0%
       executive officers as a group (14 persons)      (4) (5) (6) (7) (8)
                                                       (9) (10) (11) (12)

-----------------------------
*Less than one percent.
(1)      Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial  owner of securities with respect to which such person has or shares:  (i) voting power,  which includes the power to vote or direct the vote of the security,  or (ii) investment  power, which includes the power to dispose of or to direct the  disposition of the security.  Unless  otherwise  indicated below, the persons named in the table above have sole voting and  investment  power with respect to all shares beneficially owned.

(2)      As of April 28, 2005, there were outstanding 3,159,359 shares of Common
         Stock and 100,000 shares of Class A Common Stock. The shares of Class A
         Common  Stock are entitled to five votes per share.  Thus,  while there are 3,259,359 total shares  outstanding  (not including any unexercised options), the maximum number of votes that can be cast is 3,659,359.

(3)      Includes  percentage  attributed  to  100,000  shares of Class A Common
         Stock.

(4)      Consists of (i) 517,628 shares of Common Stock,  (ii) 100,000 shares of
         Class A Common Stock and (iii) 565,000  shares of Common Stock issuable upon  exercise  of  options  exercisable  currently  or within 60 days, including (A) options to purchase 125,000 shares granted by the Company at the  exercise  price of $4.00 per share,  which  expire  October 24,
         2010, (B) options to purchase  380,000 shares granted by the Company at the exercise price of $13.00 per share,  which expire October 24, 2010,
         (C) options to purchase 20,000 shares at an exercise price of $3.97 per share,  which  expire March 22,  2009,  (D) options to purchase  20,000 shares at an exercise price of $2.23 per share,  which expire  December
         31, 2009 and (E) options to purchase 20,000 shares at an exercise price of $3.06 per share, which expire March 8, 2011. Mr. Horowitz has agreed not to vote the shares  underlying the options in (A) and (B) above, if exercised,  as long as  there  are at least  $10  million  of  Series A
         Preferred Stock outstanding.

(5)      Includes 1,400 shares of Common Stock held by Sue Nadorf, the spouse of
         Mr. Ben Nadorf.

(6)      Consists  of (i) 92,356  shares of Common  Stock of which Mr.  Anderson owns 39,300 shares of Common Stock with his wife, as joint tenants, and
         (ii) 16,600  shares of Common Stock  issuable  upon exercise of options exercisable currently or within 60 days, including:

         (A)  3,200 shares @ $9.38 expiring January 3, 2006
         (B)  3,200 shares @ $2.23 expiring January 2, 2007
         (C)  3,400 shares @ $2.05 expiring January 2, 2008
         (D)  3,400 shares @ $2.35 expiring January 2, 2009
         (E)  2,267 shares @ $3.83 expiring January 2, 2010
         (F)  1,133 shares @ $3.03 expiring January 2, 2011

(7)      Consists of (i) 77,200 shares of Common Stock and (ii) 26,033 shares of
         Common Stock issuable upon exercise of options exercisable currently or within 60 days  including  options to  purchase  (A)  10,000  shares of
         Common Stock at an exercise price of $3.97 per share which expire March
         22, 2009,  (B) 10,000  shares of Common  Stock at an exercise  price of
         $2.23 per share,  which expire  December 31, 2009,  (C) 5,000 shares of
         Common  Stock at an  exercise  price of $3.06 per share,  which  expire
         March 8, 2011 and (D) 1,033 shares of Common Stock at an exercise price of $3.03 expiring January 2, 2012

(8)      Consists of (i) 30,300 shares of Common Stock and (ii) 16,100 shares of
         Common  Stock   issuable   upon  the  exercise  of  options   currently
         exercisable or within 60 days, including:

         (A)   3,100 shares @ $9.38 expiring January 3, 2006
         (B)   3,100 shares @ $2.23  expiring  January 2, 2007
         (C)   3,300 shares @ $2.05  expiring January 2, 2008
         (D)   3,300 shares @ $2.35  expiring  January 2, 2009
         (E)   2,200 shares @ $3.83 expiring January 2, 2010
         (F)   1,100 shares @ $3.03 expiring January 2, 2011

(9)      Consists of (i) 6,000 shares of Common Stock and (ii) 15,700  shares of
         Common Stock issuable upon exercise of options exercisable currently or within 60 days,  including  options to  purchase,  (A) 3,200  shares of
         Common Stock at an exercise  price of $9.38,  which  expire  January 3,
         2006,  (B) 3,200 shares of Common Stock at an exercise  price of $2.23, which expire December 31, 2006, (C) options to purchase 3,100 shares of
         Common  Stock at an  exercise  price of $2.05 per share,  which  expire
         January 2, 2008,  (D) options to purchase  3,100 shares of Common Stock at an exercise price of $2.35 per share,  which expire January 2, 2009,
         (E) options to  purchase  2,067  shares of Common  Stock at an exercise price of $3.83 per share,  which expire January 2, 2010 and (F) options to purchase  1,033 shares of Common Stock at an exercise price of $3.03 per share, which expire January 2, 2011.

(10)     Held jointly with Sue Nadorf, Mr. Wayne Nadorf's mother.

(11)     Consists of Common shares held jointly by Mr. McGuire and his wife.

(12)     Consists of (i) 3,700 shares of Common Stock and (ii) 12,500  shares of
         Common Stock issuable upon exercise of options exercisable currently or within 60 days,  including  options  to  purchase  (A) 2,500  shares of
         Common Stock at an exercise price of $2.094 per share,  which expire on
         June 6, 2008,  (B) 2,500 shares of Common Stock at an exercise price of
         $3.97, which expire March 22, 2009, (C) 2,500 shares of Common Stock at an exercise  price of $2.23,  which expire  December 31, 2009,  and (D)
         5,000  shares at an  exercise  price of $3.06 per share,  which  expire
         March 8, 2011.

CODE OF ETHICS

         Everlast has adopted a Code of Ethics for Senior Officers and Directors
(the "Code")  effective  December 2003, which applies to its Board of Directors, chief executive  officer,  president,  principal  financial  officer,  principal accounting officer and persons performing similar functions.  A copy of the Code can be found on  Everlast's  website  (www.everlast.com).  Everlast  intends  to disclose on its website  the nature of any future  amendments  to and waivers of the Code that apply to the directors,  chief executive  officer,  the president, the principal  financial  officer,  the principal  accounting officer or persons performing similar functions.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

            Nine  directors  will be elected at the Annual Meeting each to serve for a one-year  term until the 2006  Annual  Meeting of  Stockholders  and until their  successors are elected and qualified.  If no instructions to the contrary are indicated, proxies received by the Company will be voted for the election of the nine nominees to the Board of Directors  listed  below.  All of the nominees currently  serve as directors  of the Company.  The Company does not expect that any of the nominees will be unavailable  for election,  but if that should occur before the Annual  Meeting,  the proxies will be voted in favor of the remaining nominees and may also be voted for a substitute  nominee or nominees selected by the Board of Directors.

            The Board of Directors  has approved the  nomination  of each of the nominees for director listed below.

                       Nominee                   Age        Director Since
                       -------                   ---        --------------
                 George Q Horowitz                54            1992(1)
                 James K. Anderson                67            1992(1)(2)(3)(4)
                 Larry Kring                      63            1993(2)(3)(4)
                 Rita Cinque Kriss                38            1994
                 Edward R. Epstein                65            1996(4)
                 Teddy Atlas                      48            2004
                 James McGuire Jr.                69            2004(2)
                 Jeffrey Schwartz                 45            2004(3)
                 Mark Ackereizen                  60            2004

(1) Member of the Executive  Committee of the Board of Directors.
(2) Member of the  Compensation  Committee of the Board of Directors.
(3) Member of the Audit Committee of the Board of Directors.
(4) Member of the Corporate  Governance and Nominating Committee of the Board of
    Directors.

            The  members  of the Board of  Directors  appointed  Messrs.  Atlas,
McGuire,  Schwartz and Ackereizen to be directors of the Company effective April
2004, in order to increase the number of independent directors of the Company to six. Messrs. Anderson, Kring, Atlas, McGuire, Schwartz and Ackereizen are deemed to be  independent  under  NASDAQ  Rule 4200 and as such our Board of  Directors contains a majority  of  independent  board  members as  required by NASDAQ Rule
4350.

            The table  below lists the other  members of the Board of  Directors who are not up for  election  and who  will be  elected  by the  holders  of the outstanding  Series A Preferred Stock, $.001 par value per shares of the Company
(the "Series A Preferred  Stock"),  for a term to expire  concurrently  with the directors to be elected at the Annual Meeting.

                    Name                  Age             Director Since
                    ----                  ---             --------------
                 Ben Nadorf                86                  2000
                 Wayne Nadorf              30                  2000

            MR.  GEORGE Q HOROWITZ has been our  President  and Chief  Executive
Officer  ("CEO") and a director  since our  inception  and is our  founder.  Mr.
Horowitz was appointed Chairman of the Board of Directors in 1996. Mr. Horowitz,
formerly an educator,  entered the apparel  industry in 1976.  Mr.  Horowitz was employed by Golden Touch  Imports,  Inc.,  an apparel  company in New York City,

where he served as Vice  President of Operations  and was a shareholder  of that company.  The media  frequently  calls upon Mr. Horowitz for his views on issues pertaining to Everlast and the industry in general.  He has appeared on numerous television  talk shows,  such as CNBC's  "Squawk  Box" and "Market  Wrap," CNN's
"Business  Day" and  "Moneyline  News Hour with Lou Dobbs,"  Fox News  Channel's
"Cavuto  Business  Report," and "Sports  Business,"  among  others.  He has been included in the SPORTSTYLE  magazine's "Top 100" most influential  people in the sporting  goods  industry.  He currently  serves on the Board of Trustees of the
Sporting Goods Manufacturers  Association.  In addition,  Mr. Horowitz is also a member of the International Radio and Television Society Foundation, Inc. He has
been a speaker for numerous  industry  events,  including the Women's Wear Daily
CEO Annual Summit and the Fashion Round Table.  Mr.  Horowitz serves as a member of the Benefit  Committee of Fashion and Media Leaders for the NOW Legal Defense
and Education  Fund. Mr.  Horowitz has been involved in various civic and sports related activities.  He is a member of the Three Miles of Men Honorary Committee for The Susan G. Komen Breast Cancer Foundation New York City Race for the Cure.
In July 2001, Mr. Horowitz was elected to the board of directors of the American
Heart Association. Mr. Horowitz is a substantial contributor to both the amateur and professional boxing community and has been honored with the following awards as a  result  of his  generosity:  2001  Rocky  Marciano/AAIB  Boxing  award  in appreciation  of his constant  effort to improve boxing and safety in the sport,
The Dr.  Theodore A. Atlas  Foundation's  Annual  Service  Award for his ongoing support  of the Atlas  Foundation,  and The Daily News  Corporate  Award for his
meritorious  service to amateur boxing. He has also served in various capacities as a leader and a mentor to the youth in his community.

           MR. JAMES K. ANDERSON has been a director of the Company since August
1992 and was  Chairman  of the Board of  Directors  from  January  1994  through
December  1995.  Since January 1996, he has been  Vice-Chairman  of the Board of
Directors. Since July 1987, he has been a management consultant in restructuring businesses.  From 1981 to 1987, Mr.  Anderson served as the President of Pacific
First  Financial  Corp. and Pacific First Federal  Savings Bank and from 1984 to
1987,  Mr.  Anderson  served as the  Chairman  of the Board and Chief  Executive
Officer of each of the aforementioned  companies. Mr. Anderson has served on the
board  of  directors  of  numerous  businesses,   civic,  arts  and  educational
organizations  and is Chairman of the Whitman College Board of Overseers.  He is
currently a member of the Board of Directors  of Northwest  Hospital and Medical
Center,  a hospital  and  medical  center in Seattle,  Washington  and is on the
Governing Committee of the Washington State Hospital Association.  Additionally,
Mr.  Anderson is a director and the Chief  Executive  Officer of Adaptis Inc., a
business and technology outsourcing company serving the health care industry.

           MS.  RITA CINQUE  KRISS has been a director of the Company  since May
1994.  Ms.  Cinque  Kriss has  served in  numerous  executive  positions  in the
Company,  including Vice President from October 2000 to December 2002, Executive
Vice President  from May 1994 to October 2000, and as Vice  President-Operations
from April 1993 to May 1994. Ms. Cinque Kriss has also served as a consultant to the Company in its operations  management  from August 1992 to April 1993.  From
November 1990 to August 1992, Ms. Cinque Kriss was the President of ITEW,  Ltd.,
an apparel industry  management  consulting company. In 1986, she was a founding member of Women in  International  Trade,  an  organization  created  to promote international trade, where she served as a director from January 1990 to January
1993.

           MR.  LARRY  KRING has been a director of the  Company  since  January
1993. From August 1993 to the present, Mr. Kring has been a Group Vice President
of  Esterline  Technologies,  a  diversified   instrumentation,   equipment  and
component manufacturing company listed on the New York Stock Exchange,  where he is responsible for, among other things,  management and financial  reporting for his group.  From July 1978 to July 1993,  Mr. Kring was the  President and Chief
Executive Officer of Heath Tecna Aerospace  Company,  a manufacturer of aircraft interior and aerospace components and a division of Ciba-Geigy Corporation.  Mr.
Kring also has a Master in Business  Administration and has previously served as a financial executive.

            MR.  EDWARD R.  EPSTEIN  has been a director  of the  Company  since
January,  1996. Mr. Epstein is a practicing attorney and is admitted to practice law in the States of New York and Florida.  He is an  experienced  litigator and has represented  clients in all aspects of the garment industry for more than 30 years. He is a member of the bar of the State of Florida, the State of New York,
and various United States District Courts and the United States Court of Appeals
for  the  Second  Circuit.  He is  also a  member  of the  New  York  State  Bar
Association.

           MR.  BEN  NADORF  has  been a  director  of the  Company  as  well as
President of Active Apparel New Corp.  since October 2000.  From 1958 to October
2000,  Mr.  Nadorf  served in various  executive  positions at Everlast  World's
Boxing  Headquarters  Corp. He was its President  from 1995 to October 2000. Mr.
Nadorf was a majority  stockholder of Everlast World's Boxing Headquarters Corp.
when it was  acquired by the  Company.  Mr. Ben Nadorf is also the father of Mr.
Wayne Nadorf, another director of the Company.

           MR. WAYNE NADORF has been a director of the Company and has served as
Vice President of Product  Management of Everlast since October 2000.  From 1995 to October 2000, he has served in various sales positions with Everlast  World's
Boxing  Headquarters  Corp. In 1996, Mr. Nadorf  graduated from Rider University with a Bachelor of Science degree in Marketing. He is the son of Mr. Ben Nadorf, another director of the Company.

            MR.  TEDDY  ATLAS has been  associated  with  boxing  and the boxing industry  for well over 30 years as a  fighter,  trainer  and  television  color commentator.  Mr. Atlas is a 1976 Adirondack  Golden Gloves champion.  Mr. Atlas has trained championship  fighters for Cus D'Amato,  members of the 1980 Swedish
Olympic  Team,  Mike Tyson,  Barry  McGuigan,  Donnie  LaLonde and Simon  Brown.
Additionally,  Mr. Atlas has trained renowned dancer  choreographer  Twyla Tharp and other  Hollywood  stars for their roles in various  movies.  Mr.  Atlas does color  commentary  for fight shows on ESPN 2 "Friday Night Fights." In addition,
Mr.  Atlas has done  television  analysis  for the 2000 and 2004  Olympic  Games boxing events. Mr. Atlas is involved in many community organizations,  including the "The Doctor Theodore A. Atlas Memorial Foundation," a charity foundation for people in need which he runs.

            MR. JAMES J. MCGUIRE,  JR. is a practicing  attorney and is admitted to practice law in New Jersey and the Commonwealth of Virginia.  Mr. McGuire has
expertise in  municipal  and  government  law and criminal law and has worked in various law firms in New Jersey since 1975,  with the last five years working as a sole practitioner.  In addition,  Mr. McGuire served as Judge of the Municipal
Court of the Borough of  Shrewsbury,  New Jersey from 1987 to 1991.  Mr. McGuire has an exemplary military  background and is a retired Lieutenant Colonel in the
U.S. Army. He is the recipient of the Bronze Star Medal, the Legion of Merit and the Meritorious  Service Medal. Mr. McGuire has served on the board of directors for not-for-profit and educational organizations and also currently participates in various community and civic activities.

            MR. JEFFREY M. SCHWARTZ is a practicing  attorney and is admitted to practice  law in New York State as well as the  United  States  Federal  Court -
Southern  District  of New York and the United  States  Federal  Court - Eastern
District of New York.  Mr.  Schwartz  has  expertise in  commercial  litigation, personal injury litigation, real estate, and trusts and estates and has operated his own  practice  since 1990.  Prior to such time,  he was a partner in the law firm of Bernstein  and  Schwartz  from 1986 to 1990 and an associate in the laws firm of  Reiter,  Sabellico  and  Blutman  from 1984 to 1986.  He is a member of various bar  associations  including the New York State Bar  Association and the
Bar Association of the City of New York.

            MR. MARK ACKEREIZEN is a partner in the CPA firm of Levine, Neider &
Wohl where he has worked since August 2003. Prior to this, Mr.  Ackereizen was a partner in the CPA firm of Gettry,  Marcus,  Stern and Lehre. Mr. Ackereizen has
been  practicing in the field of accounting,  finance and taxation for 38 years.
Mr.  Ackereizen  is a member  of the  American  Institute  of  Certified  Public
Accountants.  He also belongs to the New York State Society of Certified  Public
Accountants  where he served as a member of the Apparel & Textile  Committee and was a member  of the  Cooperation  with  Commercial  Credit  Grantors  & Bankers
Committee.

MEETINGS

            The Board of  Directors,  met six (6) times  during the fiscal  year ended December 31, 2004. Messrs.  Horowitz,  Anderson,  Kring,  Epstein, Ben and
Wayne Nadorf and Ms. Cinque Kriss attended at least 75% of the meetings.  Messrs
Atlas, Ackereizen,  McGuire and Schwartz attended all the meetings subsequent to their appointments as directors in June 2004.

            Each director is expected to make reasonable efforts to attend Board of Directors meetings, meetings of committees of which such director is a member and the Annual Meeting of Stockholders.  All of the directors  attended the 2004
Annual Meeting of Stockholders.

EXECUTIVE SESSIONS

            Commencing  in  fiscal  2005,  the  Board  of  Directors  will  have regularly  scheduled  meetings at which only  independent  directors are present
("executive sessions"), as required by NASD Rule 4350(c) (2).

PROCEDURES FOR CONTACTING DIRECTORS

            The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of  Directors  generally  or with a specific  director  at any time by writing to: Angelo Giusti,  Secretary,  Everlast  Worldwide Inc., 1350 Broadway,
Suite  2300,  New York,  New York 10018.  The  Secretary  reviews  all  messages received, and forwards any message that reasonably appears to be a communication from a stockholder  about a matter of stockholder  interest that is intended for communication  to the  Board of  Directors.  Communications  are sent as soon as practicable  to the  director  to whom  they are  addressed,  or to the Board of
Directors  generally.  Because other appropriate  avenues of communication exist for  matters  that are not of  stockholder  interest,  such as general  business complaints or employee grievances,  communications that do not relate to matters of  stockholder  interest  are not  forwarded  to the  Board of  Directors.  The
Secretary  has  the  right,  but not  the  obligation,  to  forward  such  other communications to appropriate channels within the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

            The Board of Directors has established  four standing  committees to assist  it in  carrying  out  its  responsibilities.  These  committees  are the
Executive  Committee,  the Corporate  Governance and Nominating  Committee,  the
Compensation Committee, and the Audit Committee.

            The  Executive  Committee  is  responsible  for  special  matters as determined  by the Board of  Directors  from time to time.  For the fiscal  year ended  December 31, 2004,  the members of the  Executive  Committee  were George
Horowitz,  Chairman,  and James Anderson.  The Executive Committee met six times during the fiscal year ended  December 31, 2004.  Both members of the  Executive
Committee attended all meetings.

            The  Corporate  Governance  and  Nominating  Committee was formed in
April  2004  through a board  resolution  and is  currently  comprised  of James
Anderson,  Larry Kring and Ed Epstein,  with Mr. Epstein acting as  chairperson.
The  Corporate  Governance  and  Nominating  Committee  does not have a charter.
Messrs. Kring and Anderson are independent,  as defined in Rule 4200 of the NASD listing  standards.  Mr.  Epstein,  who is not  independent  as a result  of his business relationship with the Company as its outside attorney, yet provides, in the opinion of the Board of Directors  because of Mr.  Epstein's work experience and knowledge of the corporate  operations,  external influences,  financial and legal affairs of the Company, valuable insight and analysis of the Company which the  Board of  Directors  believes  is to the  benefit  of the  Company  and its stockholders in helping recommend and determine  individual members to the Board of Directors.  As permitted under Rule 4350 of the NASD listing  standards,  Mr.
Epstein may sit on the Corporate  Governance and Nominating  Committee for up to
two years. The Corporate  Governance and Nominating  Committee met once in April
2004.

            The Corporate  Governance and Nominating  Committee's  purpose is to identify individuals qualified to serve on the Board of Directors,  recommend to the Board of Directors  persons to be nominated for election as directors at the annual meeting of the  stockholders or to be appointed by the Board of Directors to fill existing or newly created vacancies on the Board of Directors,  identify and recommend members of the Board of Directors to serve on each board committee and to serve as chairman  thereof,  and develop  and  recommend  to the Board of
Directors corporate governance  guidelines.  These activities have been outlined in a board  resolution.  In  evaluating  and  determining  whether to nominate a candidate for a position on the Board of Directors, the Corporate Governance and
Nominating  Committee  will consider  candidates  who possess high  professional ethics  and  values,  relevant  management  and/or  industry  experience  and  a commitment to enhancing  stockholder  value. The Company regularly  assesses the size of the Board of  Directors,  whether any  vacancies are expected due to new corporate  governance  requirements,  retirements  or otherwise and the need for particular  expertise  on the  Board of  Directors.  Candidates  may come to the attention of the Corporate  Governance  and  Nominating  Committee  from current members of the Board of Directors, stockholders,  officers or other persons. The
Corporate  Governance and Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

            Stockholders  wishing to  nominate a director  candidate  prior to a stockholders  meeting  must give  written  notice to Angelo  Giusti,  Secretary,
Everlast  Worldwide Inc.,  1350 Broadway,  Suite 2300, New York, New York 10018,
either by personal  delivery or by United  States  mail,  postage  prepaid.  The stockholder's  notice must be received by the Secretary not later than the close of business on the 120th  calendar  day prior to the date on which notice of the prior year's annual meeting was first mailed to stockholders.  The stockholder's written  notice to the Secretary  shall set forth (a) as to each person whom the stockholder  proposes to nominate for election or  reelection  as a director all information  relating  to  such  person  that is  required  to be  disclosed  in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities  Exchange Act of 1934, as amended,  including such person's written consent to being named in the proxy statement  as a nominee and to serving as a director  if elected;  and (b) as to

                                       10

the  stockholder  giving the notice and the beneficial  owner,  if any, on whose behalf the nomination is made (i) the name and address of such  stockholder,  as they appear on the Company's books, and of such beneficial owner, (ii) the class and number of shares of the Company which are owned  beneficially  and of record by such stockholder and such beneficial  owner and (iii) a  representation  that the  stockholder  is a holder of record of shares of the  Company and intends to appear in person or by proxy at the meeting to propose such business.

            The  Compensation  Committee  recommends  to the Board of  Directors remuneration  for the  President,  Chief  Executive  Officer  and other  elected officers.  It also grants stock options,  administers the Company's stock option plans, and approves and administers other compensation plans or agreements.  For the  fiscal  year ended  December  31,  2004,  the  members of the  Compensation
Committee  were James  Anderson,  Chairman,  Larry  Kring,  and Edward  Epstein.
Effective as of January 1, 2005,  James J. McGuire,  Jr. replaced Edward Epstein as a member of the Compensation  Committee.  Messrs. Kring, Anderson and McGuire
are  independent,  as defined in Rule 4200 of the NASD  listing  standards.  Mr.
Epstein,  who was not independent as a result of his business  relationship with the Company as its outside attorney,  had previously provided, in the opinion of the Board of Directors because of Mr. Epstein's work experience and knowledge of the corporate  operations,  external influences,  financial and legal affairs of the Company,  valuable  insight and  analysis of the Company  which the Board of
Directors  believes  was to the benefit of the Company and its  stockholders  in
helping   recommend   and  determine   executive   officers  and  key  employees
compensation and benefits to the Board. Of Directors. The Compensation Committee
met once during the fiscal year ended  December  31,  2004.  For the fiscal year ended  December  31,  2005,  Mr.  Epstein was  replaced by Mr.  McGuire,  who is independent. All members of the Compensation Committee attended the meeting. See
"Compensation Committee Report on Executive Compensation."

            The Audit Committee reviews the Company's financial  statements.  It then makes  recommendations to the Board of Directors concerning the accuracy of such  statements  and whether or not they  should be  included in the  Company's annual  report.  It also  reviews  filings  with  the  Securities  and  Exchange
Commission  containing  the Company's  financial  statements.  Additionally,  it reviews  the  qualifications  of  and  makes  recommendations  to the  Board  of
Directors  not  only  concerning  the  selection  of the  Company's  independent auditors but also the nature and scope of additional professional services to be provided by such auditors.  As part of its duties, the Audit Committee serves as an  independent  and  objective  monitor  of the  performance  of the  Company's financial  reporting  processes and systems of internal control.  For the fiscal year ended  December 31,  2004,  the members of the Audit  Committee  were Larry
Kring, Chairman,  James Anderson and Rita Cinque Kriss. Effective as of April 1,
2005,  Jeffrey  Schwartz  replaced  Rita  Cinque  Kriss as a member of the Audit
Committee.  Messrs. Kring, Anderson and Schwartz are independent,  as defined in
Rule 4200 of the NASD listing standards. Ms. Kriss, who was not independent as a result of her being a former employee of the Company,  had previously  provided, in the  opinion of the Board of  Directors  because of Ms.  Cinque  Kriss'  work experience and knowledge of the operations of the Company,  valuable insight and analysis of the  accounting  and financial  performance of the Company which the
Board  of  Directors  believes  was  to  the  benefit  of the  Company  and  its stockholders.  The Board of Directors has determined that Larry Kring,  Chairman of the Audit  Committee,  is a financial  expert serving on the Audit Committee.
The Audit Committee is governed by a written Audit Committee Charter approved by the Board of Directors in 2004 following the commencement of our Annual Meeting.
The Audit  Committee  reviews and  reassesses  the adequacy of its charter on an annual basis and during 2004 did not make any  amendments.  The Audit  Committee met five times during the fiscal year ended  December  31, 2004.  All members of the Audit Committee attended at least 75% of the Audit Committee meetings. As of
April 1, 2005,  Ms.  Cinque  Kriss has been  replaced  by Mr.  Schwartz,  who is independent.

                                       11

AUDIT COMMITTEE REPORT

            Our audit  committee is comprised of three  directors,  two of which are independent,  and operates under a written charter. The audit committee,  in its oversight role over (1) our financial  accounting and reporting process, (2)
our system of internal  controls  established by management and (3) the external audit process, has met with management and our independent auditors. Discussions about our  audited  financial  statements  included  our  independent  auditor's judgments  about the  quality,  not just the  acceptability,  of our  accounting principles and underlying estimates used in our financial statements, as well as
other  matters,   as  required  by  Statement  on  Auditing  Standards  No.  61,
Communication  with Audit  Committees  ("SAS 61"),  as amended by  Statement  on
Auditing  Standards  No. 90, Audit  Committee  Communications,  and by our Audit
Committee Charter. In conjunction with the specific activities  performed by the audit committee in its oversight role, it issued the following report:

     1. The audit  committee has reviewed and  discussed  the audited  financial statements as of and for the year ended December 31, 2004 with our management.

     2. The audit  committee has  discussed  with the  independent  auditors the matters required to be discussed by SAS 61.

     3. The audit  committee  has  received  from the  independent  accountants, required by Independence Standards Board Standard No.1, Independence Discussions
with Audit Committee, (i) a written disclosure, indicating all relationships, if any,  between the independent  auditor and its related  entities and the company and  its  related  entities  which,  in  the  auditor's  professional  judgment, reasonably  may be thought  to bear on the  auditor's  independence,  and (ii) a letter  from  the  independent  auditor  confirming  that,  in its  professional judgment,  it is  independent  of the  company;  and  the  audit  committee  has discussed with the auditor the auditor's independence from the company.

     Based on the review and  discussions  referred to in paragraphs (1) through
(3) above,  the audit committee  recommended to the Board of Directors,  and the
Board of Directors has approved, that the audited financial statements should be included in our Annual  Report on Form 10-K for the fiscal  year ended  December
31, 2004 for filing with the Securities and Exchange Commission.

                                        AUDIT COMMITTEE
                                        ---------------
                                        Larry Kring
                                        James Anderson
                                        Jeffrey Schwartz

COMPENSATION OF DIRECTORS

            Effective  as of January 1, 1995,  directors  of the Company who are neither officers nor employees of the Company receive options to purchase shares of Common Stock  pursuant to the  Company's  1995  Non-Employee  Director  Stock
Option Plan (the "Directors'  Plan") as part of their  compensation for services as directors of the Company.  The Directors' Plan provides for annual  automatic grants on the first working day of the fiscal year of options to purchase  3,000 shares of Common Stock to each such  director  serving at the time of the grant.
The Chairman and  Secretary of the Board of Directors and the  chairperson  of a committee of the Board of Directors  also receive an automatic  grant of options to purchase an additional 200 shares of Common Stock,  provided he or she is not an officer  nor an employee of the  Company.  Each member of a committee  of the
Board  of  Directors,  provided  that he or she is  neither  an  officer  nor an employee of the Company, also receives an automatic grant of options to purchase

                                       12

an additional  100 shares of Common Stock.  The exercise price per share for all such  options is the fair market value of the shares of Common Stock on the date of grant. The term of each option is seven years from the date of grant, and the options  vest in  three  equal  installments  on the  first,  second  and  third anniversaries of the date of grant.

            Additionally,  effective as of January 1, 1998, each director of the
Company who is neither an officer  nor an  employee  of the Company  receives an annual  fee of  $6,000,  one-fourth  of such  amount  payable at the end of each quarter. For the fiscal year ended December 31, 2004, Messrs. James K. Anderson,
Edward R.  Epstein,  Ms.  Cinque Kriss and Larry Kring each  received a total of
$6,000.  Messrs.  Ackereizen,  Atlas, McGuire and Schwartz each received $3,000.
Directors also receive  reimbursement of expenses incurred by them in performing their duties and in attending meetings of the Board of Directors,  provided that such expenses are reasonable and evidenced by appropriate documentation.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      THE ELECTION OF EACH OF THE NOMINEES

                                   MANAGEMENT

OTHER EXECUTIVE OFFICERS

                       Name                 Age         Position Held
                       ----                 ---         -------------
                   Angelo Giusti            54      Secretary & Senior  Vice-
                                                    President of Operations
                   Gary J. Dailey           37      Chief Financial Officer
                   Matthew Mark             63      Treasurer

           MR.  ANGELO GIUSTI has been  Secretary  and Senior Vice  President of
Operations of the Company since October 2000. From June 1997 to October 2000, he served as Vice President of Operations of the Company. Mr. Giusti also served as a director of the Company  from January  1997 to October  2000.  From 1984 until
June 1997,  Mr. Giusti was  President of Universal  Business  Forms,  a printing company in New York City. From 1978 to 1984, Mr. Giusti was Sales Manager in New
York for  Uarco,  a national  printing  company.  Mr.  Giusti has served on many community  boards. He was a New York City Public School teacher and has remained active  in  local  education  and in  youth  sports  activities.  He is a former
President of the Holmdel Pop Warner Football League in New Jersey.

           MR.  GARY J. DAILEY has been Chief  Financial  Officer of the Company since July 2004.  From July 2003 to June 2004, he was Vice President of Finance.
From January 1999 through 2003, Mr. Dailey was Vice President,  Finance,  of The
Hain Celestial Group, Inc. a publicly held natural and organic food manufacturer and distributor.  Prior to that, Mr. Dailey was an Assurance and Advisory Senior
Manager with Ernst & Young LLP from September 1988 through December 1998 serving small and middle  market  companies in the  manufacturing,  wholesale and retail industries.

           MR.  MATTHEW MARK has been  Treasurer  since July 2004.  From October
2000 to June 2004, Mr. Mark was the Chief Financial Officer of the Company. From
May 1998 to October  2000, he was  Controller of the Company.  From June 1997 to
May 1998,  Mr. Mark  served as the  Controller  of WHK,  Inc.,  a private  label

                                       13

manufacturer of apparel. From January 1988 to April 1997, Mr. Mark served as the
Controller  and  Assistant  Treasurer of Cygne  Designs  Inc.,  a private  label manufacturer of apparel.  Additionally, Mr. Mark has also held various financial executive positions with Cluett Peabody,  Inc., a diverse apparel  manufacturer, from October 1978 to January 1988.

                                       14

                                 PROPOSAL NO. 2

              APPROVAL OF INCREASE OF SHARES RESERVED FOR ISSUANCE
                        UNDER THE 2000 STOCK OPTION PLAN

            The Board of Directors has unanimously  approved for submission to a vote of the  stockholders  a proposal  to amend the 2000 Stock  Option Plan (the
"2000 Plan") to increase the number of shares of Common Stock  issuable over the term of the plan by 1,000,000  shares to 2,000,000  shares in the  aggregate and make certain  technical  changes  required under the tax laws. A majority of the
Company's  stockholders  approved the 2000 Plan at the Company's Special Meeting in 2000.  The 2000 Plan,  as amended to increase  the number of shares of common stock issuable over the term of the plan by 1,000,000 shares to 2,000,000 shares in the aggregate (the "Amended 2000 Plan"),  provides a means for the Company to retain in the  employ  of and as  directors,  consultants  and  advisors  to the
Company persons of training,  experience and ability,  to attract new employees, directors,  advisors and consultants whose services are considered valuable,  to encourage the sense of  proprietorship  and to stimulate the active  interest of such persons in the  development  and  financial  success of the Company and its subsidiaries.  As the Company  continues to develop,  it believes that grants of options and other  forms of equity  participation  will  become an  increasingly important  means to retain and  compensate  employees,  directors,  advisors and consultants.

            Each  option  granted  pursuant  to the  Amended  2000 Plan shall be designated  at the time of grant as either an  "incentive  stock option" or as a
"nonqualified  stock  option." A summary of the  significant  provisions  of the
Amended 2000 Plan is set forth below.  The full text of the Amended 2000 Plan is set forth as Appendix A to this Proxy Statement.  This discussion of the Amended
2000 Plan is qualified in its entirety by reference to Appendix A.

ADMINISTRATION OF THE PLAN

            The  Amended  2000 Plan  will be  administered  by the  Compensation
Committee of the Board of Directors (the "Committee").  The Committee determines to whom among those  eligible,  and the time or times at which,  options will be granted, the number of shares to be subject to options, the duration of options, any conditions to the exercise of options,  and the manner in and price at which options may be exercised. In making such determinations,  the Committee may take into account the nature and period of service of eligible  persons,  their level of compensation,  their past, present and potential contributions to the Company and such other factors as the Committee in its discretion deems relevant.

            The  Committee is  authorized  to amend,  suspend or  terminate  the
Amended 2000 Plan except that it is not authorized without stockholder  approval
(except with regard to adjustments  resulting from changes in capitalization) to
(i)  materially  increase  the  number  of shares  that may be issued  under the
Amended 2000 Plan,  except as is provided in Section 8 of the Amended 2000 Plan;
(ii) materially  increase the benefits  accruing to the option holders under the
Amended 2000 Plan;  (iii)  materially  modify the requirements as to eligibility for  participation in the Amended 2000 Plan; (iv) decrease the exercise price of an  incentive  stock option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof,  or decrease the exercise price of a non-qualified stock option to less than 80% of the Fair Market Value per share of Common  Stock on the date of grant  thereof;  or (v)  extend  the term of any option beyond that provided for in Section 5 of the Amended 2000 Plan.

            Unless the Amended 2000 Plan is terminated earlier by the Committee, it will terminate on August 10, 2010.

                                       15

COMMON STOCK SUBJECT TO THE AMENDED 2000 PLAN

            The Amended  2000 Plan  provides  that  options may be granted  with respect to a total of 2,000,000  shares of Common Stock.  The maximum  number of shares of stock that can be subject to options  granted  under the Amended  2000
Plan to any  individual  in any calendar  year shall not exceed  600,000.  Under certain  circumstances  involving  a change  in the  number  of shares of Common
Stock,  such  as a  stock  split,  stock  consolidation  or  payment  of a stock dividend, the class and aggregate number of shares of Common Stock in respect of which options may be granted  under the Amended 2000 Plan,  the class and number of shares  subject to each  outstanding  option and the exercise price per share will be proportionately  adjusted.  In addition, if the Company is involved in a
merger,   consolidation,   dissolution,   liquidation  or  upon  a  transfer  of
substantially  all of the  assets  or more  than 50% of the  outstanding  Common
Stock,  the options  granted  under the Amended  2000 Plan will be adjusted  or, under certain  conditions,  will  terminate,  subject to the right of the option holder  to  exercise  his  option  or a  comparable  option  substituted  at the discretion  of the  Company  prior  to such  event.  If any  option  expires  or
terminates  for  any  reason,   without  having  been  exercised  in  full,  the
un-purchased  shares  subject to such  option  will be  available  again for the purposes of the Amended 2000 Plan.

            As of March 31, 2005,  options to purchase  763,300 shares of Common
Stock were  outstanding,  or 76% of the number of shares authorized to be issued under the 2000 Plan, at exercise  prices ranging from $2.75 to $13.00 per share, vesting at the date of the grant or over  periods of one to three  years.  As of
March 31, 2005, options to purchase 236,700 shares of Common Stock are available for grant  under  the 2000  Plan.  A delay in  increasing  the  number of shares available  for the grant of options  under the 2000 Plan may prevent the Company from retaining or attracting  highly-qualified and experienced employees. If the amendment is approved,  the Company will be  authorized  to issue  options for a maximum of 2,000,000 shares of Common Stock.

            The fair market  value of a share of Common  Stock on April 29, 2005 was $6.25.

PARTICIPATION

            Any employee,  officer or director of, and any consultant or advisor to, the Company or any of its  subsidiaries  shall be eligible to receive  stock options  under the  Amended  2000 Plan.  Only  employees  of the  Company or its subsidiaries shall be eligible to receive incentive stock options.

OPTION PRICE

            The exercise  price of each option is determined  by the  Committee, but may not be less  than  100% of the Fair  Market  Value  (as  defined  in the
Amended  2000 Plan) of the shares of Common  Stock  covered by the option on the date the option is granted in the case of an incentive  stock  option,  nor less than 80% of the Fair Market Value of the shares of Common  Stock  covered by the option on the date the option is granted  in the case of a  non-statutory  stock option.  If an  incentive  stock option is to be granted to an employee who owns over 10% of the total  combined  voting  power of all  classes of the  Company's capital  stock,  then the  exercise  price may not be less than 110% of the Fair
Market Value of the Common Stock covered by the option on the date the option is granted.

                                       16

TERMS OF OPTIONS

            The Committee shall, in its discretion, fix the term of each option, provided that the maximum term of each option shall be 10 years. Incentive stock options  granted to an employee who owns over 10% of the total  combined  voting power of all  classes of stock of the  Company  shall  expire not more than five years after the date of grant.  The Amended  2000 Plan  provides for the earlier expiration of options of a participant in the event of certain  terminations  of
employment  or  engagement.   In  the  event  of  any  merger,   reorganization,
consolidation,  recapitalization,  stock dividend,  or other change in corporate structure affecting the Common Stock of the Company, the Committee shall make an appropriate  and equitable  adjustment in the number and kind of shares reserved for  issuance  under the Amended 2000 Plan and in the number and option price of shares  subject to outstanding  options  granted under the 2000 Plan, to the end that after  such event each  option  holder's  proportionate  interest  shall be maintained  as  immediately  before  the  occurrence  of such  event,  except as otherwise provided under the tax laws.

RESTRICTIONS ON GRANT AND EXERCISE

            Generally,  an option may not be  transferred or assigned other than by will or the laws of descent  and  distribution  or  pursuant  to a  qualified domestic  relations order and, during the lifetime of the option holder,  may be exercised solely by him. The aggregate Fair Market Value (determined at the time the incentive stock option is granted) of the shares as to which an employee may first  exercise  incentive  stock  options  in any one  calendar  year under all incentive stock option plans of the Company and its  subsidiaries may not exceed
$100,000.  The Committee may impose any other conditions to exercise as it deems appropriate.

REGISTRATION OF SHARES

            The  Company  plans  to  file a  registration  statement  under  the
Securities  Act of 1933, as amended,  with respect to the  additional  1,000,000 shares of Common Stock issuable  pursuant to the Amended 2000 Plan subsequent to the approval of the Amended 2000 Plan by the Company's stockholders.

RULE 16b-3 COMPLIANCE

            In all cases, the terms,  provisions,  conditions and limitations of the Amended 2000 Plan shall be construed  and  interpreted  consistent  with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

TAX TREATMENT OF INCENTIVE STOCK OPTIONS

            In general,  no taxable  income for Federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction. Assuming that the  option  holder  does not  dispose  of the  option  shares  before  the expiration of (i) two years from the date of grant,  and (ii) one year after the
transfer  of  the  option  shares  (the  "required   holding   periods"),   upon
disposition,  the  option  holder  will  recognize  capital  gain  equal  to the difference between the sale price on disposition and the exercise price.

            If,  however,  the option holder disposes of his option shares prior to the  expiration  of the  required  holding  periods,  the option  holder will recognize  ordinary  income  for  Federal  income  tax  purposes  in the year of disposition  equal to the excess of the fair market  value of the shares at date of exercise over the exercise  price,  or if less,  the excess of the sale price
upon   disposition  and  the  exercise  price.   Any  additional  gain  on  such
disqualifying  disposition will be treated as capital gain. In addition, if such a  disqualifying  disposition is made by the option holder,  the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option  holder  provided  such amount  constitutes  an ordinary  and  reasonable expense of the Company.

                                       17

TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS

            No  taxable  income  will be  recognized  by an option  holder  upon receipt of a non-statutory stock option, and the Company will not be entitled to a tax deduction for such grant.

            Upon the exercise of a nonqualified  stock option, the option holder will  include in taxable  income for Federal  income tax  purposes the excess in value on the date of  exercise  of the  shares  acquired  upon  exercise  of the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option holder will derive capital gain or loss, upon the subsequent appreciation or depreciation in the value of the shares.

            The Company generally will be entitled to a corresponding  deduction at the time that the  participant is required to include the value of the shares in his income.

WITHHOLDING OF TAX

            The Company is permitted to deduct and withhold  amounts required to satisfy its withholding tax liabilities with respect to its employees.

NEW PLAN BENEFITS

            Benefits under the Amended 2000 Plan to the Named Executive Officers
(as defined later in this proxy  statement)  and the Company's  other  executive
officers,   non-employee   directors  and  other  employees  are  not  currently
determinable  because all grants under the Amended 2000 Plan are  discretionary.
The  following  table sets forth certain  information  as to options to purchase shares of Common  Stock  under the  Amended  2000 Plan that the Named  Executive
Officers,  other executive officers,  non-employee directors and other employees received  in the fiscal  year ended  December  31,  2004.  All grants  under the
Amended  2000  Plan  have  been and will be made in  consideration  of  services rendered  or to be rendered  to the  Company or any of its  subsidiaries  by the recipients.

                       2000 STOCK OPTION PLAN, AS AMENDED
Name and Position                                                         Number of Options
-----------------                                                         -----------------
George Q Horowitz, Chairman, President and Chief Executive Officer             60,000
Angelo Giusti, Secretary & Senior Vice President of Operations                 10,000
Gary J. Dailey, Chief Financial Officer & Chief Accounting Officer             15,000
Matthew Mark, Treasurer                                                             0
Executive Group                                                                50,000
Non-Employee Director Group                                                         0
Non-Executive Officer Employee Group                                           50,000

                                       18

REQUIRED VOTE

            The affirmative vote of the holders of outstanding  shares of Common
Stock and Class A Stock,  voting together,  representing a majority present,  in person or by proxy,  is required for approval of the  amendment of the 2000 Plan to increase the number of shares of Common Stock  issuable  over the term of the plan by 1,000,000 shares to 2,000,000 shares in the aggregate.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL
              OF THE INCREASE OF SHARES RESERVED FOR ISSUANCE UNDER
                           THE 2000 STOCK OPTION PLAN

                                       19

                                 PROPOSAL NO. 3

                   APPROVAL OF ADOPTION OF THE COMPANY'S 2005
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

            The Board of Directors has unanimously  approved for submission to a vote of the  stockholders  a proposal to adopt the 2005  Non-Employee  Directors
Stock Option Plan (the "Directors  Plan").  The purpose of the Directors Plan is to provide a means to attract and retain the services of  qualified  individuals who are not  employees  or  officers  of the  Company to serve as members of the
Board of Directors. The Board of Directors believes that the Directors Plan will be  beneficial  to the Company and its  stockholders  in securing and  retaining directors by allowing  them to  participate  in the  ownership and growth of the
Company  through the grant of nonqualified  stock options.  The granting of such options serves as partial consideration for and gives non-employee  directors an additional  inducement to remain in the service of the Company and provides them with an increased incentive to work towards the Company's success.

            On  August  4,  1995,  the  Board  of  Directors  approved  the 1995
Non-Employee  Director  Stock Option Plan (the "1995  Plan").  The 1995 Plan was
approved and adopted at the 1995 Annual  Meeting of  Shareholders  on October 6,
1995. The 1995 Plan expires on October 5, 2005.

            A summary of the significant provisions of the Directors Plan is set forth below.  The full text of the Directors  Plan is set forth as Appendix B to this Proxy Statement.  This discussion of the Directors Plan is qualified in its entirety by reference to Appendix B.

GENERAL

            The Directors Plan provides for the automatic  grant of nonstatutory stock options to non-employee directors of the Company.

ADMINISTRATION OF THE PLAN

            The  Directors  Plan is  intended to operate  automatically  without discretionary administration. To the extent administration is necessary, it will be performed by the Board of Directors or the Committee (hereinafter referred to collectively as the "Board"). However, the Board has no discretion to select the non-employee  directors  of the  Company  who  are  granted  options  under  the
Directors  Plan,  to set the exercise  price of such  options,  to determine the number of shares for which or the time at which  particular  options are granted or to  establish  the  duration  of such  options.  The Board is  authorized  to
interpret  the  Directors  Plan  and  options   granted   thereunder,   and  all
determinations  of the Board will be final and binding on all persons  having an interest in the Directors Plan or any option.

            Unless the  Directors  Plan is terminated  earlier by the Board,  it will  terminate  ten years from the date of its  approval  and  adoption  by the stockholders of the Company.

                                       20

COMMON STOCK SUBJECT TO THE DIRECTORS PLAN

            The Directors Plan provides that options may be granted with respect to a total of  200,000  shares  of Common  Stock.  Under  certain  circumstances involving  a change in the  number of  shares of Common  Stock,  such as a stock split,  stock  consolidation  or  payment  of a stock  dividend,  the  class and aggregate  number of shares of Common  Stock in respect of which  options may be granted under the Directors Plan, the class and number of shares subject to each outstanding  option and the  exercise  price per share  will be  proportionately adjusted.  If any option  expires or terminates  for any reason,  without having been exercised in full, the  un-purchased  shares subject to such option will be available again for the purposes of the Directors Plan.

            The fair market  value of a share of Common  Stock on April 29, 2005 was $6.25.

ELIGIBILITY

            Only  directors  of the Company  who, at the time of grant,  are not employees  of the  Company or of any  parent or  subsidiary  corporation  of the
Company  (the  "Non-Employee  Directors")  are  eligible to  participate  in the
Directors Plan. Currently, the Company has eight Non-Employee Directors.

AUTOMATIC GRANT OF OPTIONS

            On January 1 of each  successive  year after the Effective  Date, an option to purchase 3,000 shares of Common Stock is granted automatically to each
Non-Employee  Director.  In addition, on January 1 of each successive year after the Effective Date, each Non-Employee  Director who served as the Chairperson of the Board of Directors or any  committee of the Board of Directors  for at least six months during the most recent fiscal year is granted automatically an option to purchase 200 shares of Common Stock and each Non-Employee Director who served as a member of any  committee of the Board of Directors  for at least six months during  the most  recent  fiscal  year is  granted  automatically  an  option to purchase 100 shares of Common Stock.

OPTION PRICE

            The  exercise  price  per  share of any  option  granted  under  the
Directors Plan must equal the fair market value,  as determined  pursuant to the plan, of a share of the Company's Common Stock on the date of grant.  Generally, the fair market value of the Common Stock will be the closing price per share on the  business  day  immediately  preceding  the date of grant as reported on The
Nasdaq National Market. The exercise price may be paid in cash, by check or such other instrument as may be acceptable to the Board.

TERM AND EXERCISABILITY OF OPTIONS

            The maximum term of each option  granted  pursuant to the  Directors
Plan is seven years.  Options  granted  pursuant to the Directors  Plan shall be exercisable  as  follows:  one-third  of the  aggregate  shares of Common  Stock purchasable  under an option shall be exercisable  commencing one year after the date of grant, an additional  one-third of the aggregate  shares of Common Stock purchasable under an option shall be exercisable  commencing two years after the date of grant,  and the remaining  one-third of the  aggregate  shares of Common
Stock  purchasable  under an option shall be exercisable  commencing three years after the date of grant. The Directors Plan provides for the earlier  expiration of options of a Non-Employee  Director in the event such individual is no longer serving as a member of the Board of Directors.

                                       21

RESTRICTIONS ON EXERCISE

            In general,  during the lifetime of the optionee,  the option may be exercised only by the optionee and may not be transferred or assigned, except by will or the laws of descent and  distribution.  However,  in order to facilitate estate  planning by the directors,  the Directors  Plan provides that,  with the consent of the Board,  the  optionee may transfer all or a portion of the option to (i) an immediate family member, (ii) a trust for the exclusive benefit of the optionee  and/or one or more immediate  family  members,  (iii) a partnership in which the  optionee  and/or one or more  immediate  family  members are the only partners,  or (iv) such other  person or entity as the Board  permits.  For this purpose,  "immediate family member" means the optionee's spouse,  former spouse, children or grandchildren, whether natural or adopted.

CHANGE IN CONTROL

            The Directors  Plan  provides  that, in the event of (i) a merger or consolidation in which the Company is not the surviving  corporation or in which the stockholders of the Company before such transaction do not retain after such transaction,  directly  or  indirectly,  at least a majority  of the  beneficial interest in the voting stock of the Company, (ii) the sale, exchange or transfer of all or  substantially  all of the assets of the Company  other than to one or more subsidiary  corporations,  (iii) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially  all of the stock of the
Company where the  stockholders  of the Company  before such  transaction do not retain after such  transaction,  directly or indirectly,  at least a majority of the  beneficial  interest  in  the  voting  stock  of  the  Company,  or  (iv) a liquidation or  dissolution of the Company (a "Change in Control"),  all options outstanding  under the Directors Plan will become  immediately  exercisable  and vested  in full as of the date  ten days  prior to the  Change  in  Control.  In addition,  the  acquiring  or  successor  corporation  may assume or  substitute substantially equivalent options for the options outstanding under the Directors
Plan. To the extent that the options  outstanding  under the Directors  Plan are not assumed,  substituted for, or exercised prior to the Change in Control, they will terminate.

TERMINATION OR AMENDMENT

            The Directors  Plan provides that it may be terminated or amended by the Board at any time,  subject to  stockholder  approval only if such amendment would  increase the total number of shares of Common Stock reserved for issuance thereunder.

REGISTRATION OF SHARES

            The  Company  plans  to  file a  registration  statement  under  the
Securities Act of 1933, as amended, with respect to the 200,000 shares of Common
Stock issuable  pursuant to the Directors Plan subsequent to the approval of the
Directors Plan by the Company's stockholders.

RULE 16b-3 COMPLIANCE

            In all cases, the terms,  provisions,  conditions and limitations of the  Directors  Plan shall be  construed  and  interpreted  consistent  with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS

            No  taxable  income  will be  recognized  by an option  holder  upon receipt of a non-statutory stock option, and the Company will not be entitled to a tax deduction for such grant.

                                       22

            Upon the exercise of a nonqualified  stock option, the option holder will  include in taxable  income for Federal  income tax  purposes the excess in value on the date of  exercise  of the  shares  acquired  upon  exercise  of the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option holder will derive capital gain or loss, upon the subsequent appreciation or depreciation in the value of the shares.

            The Company generally will be entitled to a corresponding  deduction at the time that the  participant is required to include the value of the shares in his income.

NEW PLAN BENEFITS

            Assuming  the  Directors  Plan had been in place for the fiscal year ended  December 31,  2004,  the  following  table sets forth the total number of grants  of  options  that  would  have been made  under  the  Directors  Plan to
Non-Employee Directors as a group for the fiscal year ended December 31, 2004.

                  2005 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
Name and Position                                          Number of Options
-----------------                                          -----------------
Non-Employee Director Group                                     13,800

None of the  Named  Executive  Officers,  other  executive  officers  and  other employees of the Company will  participate  in the Directors Plan or receive any options there under.

REQUIRED VOTE

            The affirmative vote of the holders of outstanding  shares of Common
Stock and Class A Stock,  voting together,  representing a majority present,  in person or by proxy,  is required for  approval of the adoption of the  Directors
Plan.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL
             OF THE ADOPTION OF THE 2005 NON-EMPLOYEE DIRECTORS PLAN

                             EXECUTIVE COMPENSATION

            The  following  Summary   Compensation   Table  sets  forth  certain
information  concerning total annual compensation paid to George Q Horowitz, the
Company's  President and Chief Executive  Officer,  Angelo Giusti, the Company's
Secretary and Senior Vice President of Operations,  Gary J Dailey, the Company's
Chief Financial Officer and Chief Accounting Officer and Matthew Mark, Treasurer
(collectively,  the "Named Executive  Officers"),  for services  rendered in all capacities by them to the Company  during fiscal years ended  December 31, 2004,
2003, and 2002.

                                       23

SUMMARY COMPENSATION TABLE

                                                  Annual Compensation
                                                  -------------------

   Name and                                                                   Other Annual     All Other     Securities
  Principal                                                                   Compensation    Compensation   Underlying
  Positions (1)               Year        Salary ($)      Bonus($)                ($)             ($)        Options(#)
  -------------               ----        ----------      --------                ---             ---       -----------
George Horowitz
(Chairman,                    2004        $ 435,519      $147,435(2)          $ 53,754(3)      $ 2,969(6)       60,000
President and                 2003          398,673       157,132(2)            55,766(4)        1,596(6)            0
Chief Executive               2002          372,611       154,216(2)            52,684(5)        1,651(6)            0
Officer)

Angelo Giusti                 2004         $202,192      $ 18,000                    0               0          10,000
(Secretary &                  2003          173,269        18,000                    0               0               0
Senior Vice                   2002          158,846         7,500                    0               0               0
President of
Operations)

Gary J Dailey                 2004         $164,423      $ 15,000                    0               0          15,000
(Chief Financial              2003           57,000(7)          0(7)                 0(7)            0(7)            0(7)
Officer & Chief
Accounting
Officer)

Matthew Mark                  2004         135,000         10,000               13,538(8)            0               0
(Treasurer)                   2003         129,423         12,500               12,556(9)            0               0
                              2002         124,231          5,000               11,848(10)           0               0

(1)   Other than George Q Horowitz, Angelo Giusti, Gary Dailey and Matthew Mark,
      the  Company  had no other  executive  officer  to whom it paid  more than
      $100,000 to in total salary and bonuses for fiscal year ended December 31,
      2004.

(2)   Consists  of annual  bonus  paid  pursuant  to Mr.  Horowitz's  employment agreement.

(3)   Consists of (i) $32,000 paid to a trust  account  pursuant to the Deferred
      Compensation  Plan  adopted by the Board of Directors on December 17, 1999 and (ii) an aggregate  of $21,754  paid by the  Company,  on behalf of Mr.
      Horowitz,  in  fiscal  year  2004  in  connection  with  automobile  lease installment  payments  ($16,190),  related  insurance  premiums ($715) and parking expenses ($4,849).

                                       24

(4)   Consists of (i) $32,000 paid to a trust  account  pursuant to the Deferred
      Compensation  Plan  adopted by the Board of Directors on December 17, 1999 and (ii) an aggregate  of $23,766  paid by the  Company,  on behalf of Mr.
      Horowitz,  in  fiscal  year  2003  in  connection  with  automobile  lease installment  payments  ($17,564),  related insurance premiums ($1,556) and parking expenses ($4,646).

(5)   Consists of (i) $32,000 paid to a trust  account  pursuant to the Deferred
      Compensation  Plan  adopted by the Board of Directors on December 17, 1999 and (ii) an aggregate  of $20,684  paid by the  Company,  on behalf of Mr.
      Horowitz,  in  fiscal  year  2002  in  connection  with  automobile  lease installment  payments  ($15,515),  related  insurance  premiums ($729) and parking expenses ($4,440).

(6)   Represents  premiums paid by the Company in fiscal years 2004,  2003,  and
      2002 on term life insurance policies for the benefit of Mr. Horowitz.

(7)   From July 2003 to June 2004,  Gary J. Dailey was Vice President of Finance
      for the Company. Mr. Dailey's compensation for 2003 covers the period from
      July 2003 to the end of December 2003.

(8)   Consists of an aggregate of $13,538 paid by the Company,  on behalf of Mr.
      Mark, in fiscal year 2004 in connection with automobile lease  installment payments ($8,988) and related insurance premiums ($4,550).

(9)   Consists of an aggregate of $12,556 paid by the Company,  on behalf of Mr.
      Mark, in fiscal year 2003 in connection with automobile lease  installment payments ($8,988) and related insurance premiums ($3,568).

(10)  Consists of an aggregate of $11,848 paid by the Company,  on behalf of Mr.
      Mark, in fiscal year 2002 in connection with automobile lease  installment payments ($9,298) and related insurance premiums ($2,550).

LONG-TERM INCENTIVE AND PENSION PLANS

            The Company currently has no long-term  incentive or defined pension plans.  The Company  offers all employees a 401(k)  savings plan that allows the employees to voluntarily  defer a certain  portion of their income before taxes.
The Company pays all the administrative fees for the plan.

STOCK OPTION GRANT AND EXERCISES IN LAST FISCAL YEAR

            The table  below sets forth  information  with  respect to grants of stock options to our named executives  during our fiscal year ended December 31,
2004.

                                       25

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                      Individual Grant
                                                      ----------------                            Potential Realizable
                                                                                                    Value At Assumed
                            Number of           Percent of                                         Annual Rate of Stock
                            Securities            Total                                           Price Appreciation For
                            Underlying        Options Granted      Exercise Of                         Option Term
                              Options          To Employees        Base Price       Expiration
    Name                    Granted (#)       In Fiscal year         ($/Sh)            Date          5%($)        10%($)
    ----                    -----------       --------------         ------            ----          -----        ------

George Horowitz              60,000(1)             32%                $2.75         7/23/2014       $103,768     $174,152
Angelo Giusti                10,000(1)              5%                $2.75         7/23/2014       $ 17,295     $ 29,025
Gary J. Dailey               10,000(1)              5%                $2.75         7/23/2014       $ 17,295     $ 29,025
Gary J. Dailey                5,000(2)              3%                $2.85          7/1/2014       $  8,647     $ 14,513

(1)   Issued under the Company's  2000 Stock Option Plan. The option was granted on July 23,  2004 and  one-third  of the  number of shares  subject to the option are exercisable  commencing July 23, 2005,  one-third of the number of shares subject to the option are exercisable  commencing July 23, 2006, and the final  one-third of the number of shares subject to the option are exercisable  commencing July 23, 2007. Mr. George  Horowitz's  options are non-qualified stock options.

(2)   Issued under the Company's  2000 Stock Option Plan. The option was granted on July 1, 2004 and  one-third  of the  number of  shares  subject  to the option are exercisable commencing July 1, 2005, one-third of the number of shares subject to the option are exercisable  commencing July 1, 2006, and the final  one-third  of the  number of shares  subject  to the option are exercisable commencing July 1, 2007.

            The table  below sets forth  information  with  respect to grants of stock  options to our named  executives  and  exercises  of options by our named executives during our fiscal year ended December 31, 2004.

                                                              Number of Securities         Value of Unexercised In-the
                                                              Underlying Unexercised           Money Options at
                                                           Options at December 31, 2004       December 31, 2004(1)
                              Shares
                           Acquired On         Value
    Name                   Exercise(#)        Realized     Exercisable    Unexercisable    Exercisable     Unexercisable
    ----                   -----------        --------     -----------    -------------    -----------     -------------

George Horowitz              15,000           $28,427        590,000         60,000         $852,900         $290,400
Angelo Giusti                     -                 -         12,500         10,000         $ 58,800         $ 48,400
Gary J Dailey                     -                 -              -         15,000                -         $ 72,100
Matthew Mark                      -                 -          8,500              -         $ 39,650                -

(1)   Represents  the total gain that would be realized if all the  in-the-money
      options  held  at  December  31,  2004  were   exercised,   determined  by
      multiplying the number of shares  underlying the options by the difference between the per share option  exercise price and the closing sale price of
      Common Stock of $7.59 per share as reported on the NASDAQ  SmallCap Market for December 31, 2004. An option is  in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

                                       26

DISCLOSURE OF EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to our compensation plans as of December 31, 2004.

                               Number of securities to                                Number of securities remaining
                                     be issued upon           Weighted-average        available for future issuance
                               exercise of outstanding       exercise price of          under equity compensation
                                 options, warrants and       outstanding options,     plans (excluding securities
      Plan Category                   rights (a)              warrants rights          reflected in column (a))
      -------------            -----------------------       --------------------     ------------------------------

 Equity compensation                   687,500                      $8.65                       262,000
 plans approved by
 security holders

 Equity compensation                   266,100                       3.03                             -
 plans not  approved by
 security holders

      Total                            953,600                       7.08                       262,000

EMPLOYMENT CONTRACTS

            GEORGE Q HOROWITZ - The Company and George Q Horowitz are parties to an employment agreement, dated as of January 1, 2000 (the "Agreement"), pursuant to which Mr. Horowitz will serve as the President and Chief Executive Officer of the Company through December 31, 2005 (the "Term"). Mr. Horowitz's annual salary shall  initially be $320,000  (the "Base  Salary") and shall be  considered  for increase by the Board of Directors. In addition to the Base Salary, Mr. Horowitz is entitled to an annual cash bonus (the "Cash  Bonus")  based upon certain "net sales" and "before tax profits"  targets.  Under the Agreement,  Mr. Horowitz is also  entitled  to receive a monthly  automobile  allowance,  reimbursement  for parking  expenses,  health  and  medical  insurance,  and  participation  in any retirement,  life and  disability  insurance,  dental  insurance  and any bonus, incentive or profit-sharing plans which the Company makes available from time to time to its executives. The Company has also agreed to include Mr. Horowitz as a named insured in any director or officer liability  insurance policy the Company maintains  on the same basis as is made  available  to the  directors  and other executive  officers  of the  Company.  The  Agreement  generally  restricts  Mr.
Horowitz from disclosing  certain  confidential  information during the Term and for a period of one year following the Term, and further  restricts Mr. Horowitz from competing with the Company for a period of one year following the Term. The
Agreement may be terminated by Mr.  Horowitz for "good reason" or by the Company
"for cause". If the Agreement is terminated by the Company "for cause" or in the event of the resignation by Mr. Horowitz  without "good reason," the obligations of the Company  under the  Agreement  will  terminate  (except  with  respect to certain  indemnification  provisions).  In  the  event  of  termination  of  the
Agreement by reason of Mr.  Horowitz's  death, his estate is entitled to receive the pro-rata  amount of the Cash Bonus as of the time of his death at the end of the same fiscal year. If Mr. Horowitz's employment is terminated due to a Change of Control  (as  defined in the  Agreement),  he will be  entitled to a lump sum payment of 2.99 times the sum of the Base  Salary,  Cash Bonus and  benefits and payment for expenses  incurred as a result of such  termination and any deferred

                                       27

compensation,  including  but not  limited  to  deferred  bonuses  allocated  or credited to Mr. Horowitz as of the date of his termination.

COMPENSATION  COMMITTEE  INTERLOCKS AND INSIDER  PARTICIPATION  IN  COMPENSATION
DECISIONS/CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Edward  R.  Epstein,  a  Director  and a  member  of  the  Corporate
Governance  Committee,  as well as a member of the Compensation  Committee until
January 1, 2005,  was paid an aggregate  of $278,844 for legal  services for the fiscal year ending December 31, 2004. Other than a verbal retainer  agreement to provide for legal services,  Mr. Epstein has no other contract or agreement with the Company and serves as an independent contractor of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            GENERAL

            The Compensation  Committee  determines the cash and other incentive compensation,  if any, to be paid to the  Company's  executive  officers and key employees.  Messrs. James Anderson,  Larry Kring and James J. McGuire, Jr. serve as members of the Compensation  Committee.  The  Compensation  Committee is also responsible  for the  administration  and  award  of  stock  options  under  the
Company's  1995  Non-Employee  Director  Stock Option Plan and the 2000 Employee
Incentive Stock Option Plan. All three members of the Compensation Committee are non-employee  directors  of the  Company,  as  defined  under  Rule 16b-3 of the
Securities Exchange Act of 1934, as amended.  Mr. Anderson serves as Chairman of the  Compensation  Committee.  The  Compensation  Committee  met once during the fiscal year ended December 31, 2004.

            COMPENSATION PHILOSOPHY

            The Compensation Committee's executive compensation philosophy is to base  management's  pay, in part, on  achievement  of the  Company's  annual and long-term  performance goals, to provide competitive levels of compensation,  to recognize  individual  initiative,  achievement  and  length of  service  to the
Company,  and to assist  the  Company  in  attracting  and  retaining  qualified management.  The  Compensation  Committee  also  believes that the potential for equity  ownership  by  management  is  beneficial  in  aligning  management  and stockholders' interests in the enhancement of stockholder value. The Company has not  established a policy with regard to Section 162(m) of the Internal  Revenue
Code of 1986, as amended.

            SALARIES

            Base salaries for the Company's  executive  officers are  determined initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable positions at other comparable  companies.  Base salary compensation of executive officers is reviewed annually by the Compensation Committee, and recommendations of the  Compensation  Committee  in that  regard  are acted upon by the Board of
Directors.   Annual  salary   adjustments   are  determined  by  evaluating  the
competitive  marketplace;  the  performance  of the  Company  which  includes in descending  level  of  importance,  operating  income  of the  Company  and cash management,  production  efficiency and quality of products;  the performance of the  executive;  the length of the  executive's  service to the  Company and any increased  responsibilities  assumed by the executive. The Company places itself between the low and medium levels in determining  salaries compared to the other comparable holding companies of industrial businesses.

                                       28

             INCENTIVE COMPENSATION

            The Company from time to time considers the payment of discretionary bonuses to its executive officers. Bonuses would be determined,  first, upon the level of  achievement  by the Company of its strategic and operating  goals and, second, upon the level of personal achievement by participants.  The achievement of goals by the Company  includes,  among other things,  the  performance of the
Company as measured by return on assets and the operating income of the Company, production efficiency and quality of products. The achievement of personal goals includes  the  actual  performance  of the unit of the  Company  for  which  the executive  officer has  responsibility  as  compared to the planned  performance thereof,  the level of cost savings  achieved by such executive  officer,  other individual  contributions,  the ability to manage and motivate employees and the achievement  of assigned  projects.  Bonuses are  determined  annually after the close of each fiscal year.  Despite  achievement of personal goals,  bonuses may not be given based upon the performance of the Company as a whole.

            STOCK OPTION AND OTHER PLANS

            It is  the  philosophy  of the  Compensation  Committee  that  stock options  should be  awarded to  employees  of the  Company to promote  long-term interests  between such  employees  and the  Company's  stockholders  through an equity  interest in the Company and assist in the  retention of such  employees.
The  Compensation  Committee  also  considered  the  amount and terms of options previously granted to executive  officers.  The Compensation  Committee believes the  potential  for equity  ownership by  management  is  beneficial in aligning management's and stockholders'  interest in the enhancement of stockholder value and to provide incentive to executive officers to contribute to corporate growth and profitability.

                                Compensation Committee
                                ----------------------

                                James K. Anderson
                                Larry Kring
                                James J. McGuire, Jr.

COMMON STOCK PERFORMANCE GRAPH

            The  following  graph  compares,   for  each  of  the  fiscal  years
indicated,  the  yearly  percentage  change in the  Company's  cumulative  total stockholder  return on the  Company's  Common  Stock with the  cumulative  total return of a) the NASDAQ  Market  Index,  a broad  equity  market  index,  and b)
Coredata Group Index, a peer group index for the apparel industry.

                                       29

                                [OBJECT OMITTED]

                                                       FISCAL YEAR ENDING
                             -------------------------------------------------------------------------------
Company/Index/Market         12/31/1999     12/29/2000    12/31/2001   12/31/2002   12/31/2003    12/31/2004
--------------------         ----------     ----------    ----------   ----------   ----------    ----------

Everlast Worldwide Inc.        100.00          82.42        101.62       157.84       127.57        328.22
Textile-Apparel Clothing       100.00         100.26        103.09       101.88       130.56        156.58
NASDAQ Market Index            100.00          62.85         50.10        34.95        52.55         56.97

            There can be no assurance that the Common Stock's  performance  will continue with the same or similar trends depicted in the graph above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended, requires  the  Company's  directors  and  executive  officers,  and  persons who beneficially  own more than ten percent of the Company's  Common Stock,  to file reports of ownership of Common Stock and other equity  securities of the Company with the  Securities  and  Exchange  Commission  (the  "Commission").  Officers,
directors  and more than ten percent  stockholders  are  required by  Commission regulation  to furnish the Company with copies of all Section 16(a) reports they file. To the Company's  knowledge,  based solely on review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2004, all required  Section 16(a) reports for our  directors,  officers and beneficial owners of 5% of our  outstanding  stock were filed on a timely  basis except for the following  reports and transactions that were  inadvertently  reported late:
(i) a Form 3 for James J. McGuire,  Jr.  (director);  (ii) two Form 4s reporting two transactions by Edward R. Epstein  (director);  (iii) a Form 4 reporting two transactions  by  Larry  A.  Kring  (director);  (iv)  a Form  4  reporting  one transaction by Gary J. Dailey (officer);  (v) a Form 4 reporting one transaction by Angelo  Giusti  (officer);  and (vi) a Form 4 reporting  one  transaction  by
George Q Horowitz (director, officer and 10% owner).

                                       30

              PROPOSAL 4 -- RATIFICATION OF THE COMPANY'S AUDITORS

            The Board of Directors has selected Berenson LLP ("Berenson") as the
Company's  independent  auditors  for the fiscal year ending  December 31, 2005.
Stockholder   ratification  of  the  selection  of  Berenson  as  the  Company's independent  accountants is not required by the Company's  By-laws or otherwise.
However,  as was true for the 2004 Annual Meeting of Stockholders  (at which the stockholders  ratified  the  selection of  Berenson),  the Board of Directors is submitting the selection of Berenson to the  stockholders  for ratification as a matter of good  corporate  practice.  If the  stockholders  fail to  ratify  the selection,  the Audit  Committee  and the  Board of  Directors  will  reconsider whether or not to retain the services of Berenson.

            The Audit Committee reviews and pre-approves the audit and non-audit services to be provided by our independent  auditors during the year,  considers the effect that performing  those services might have on audit  independence and approves  management's  engagement of our independent  auditors to perform those services.  The  Audit  Committee  reserves  the  right to  appoint  a  different independent accounting firm at any time during the year even if the selection of
Berenson is ratified,  if the Board of Directors and the Audit Committee believe that the change is in the best interest of the Company and its stockholders.

            Berenson  was  originally  engaged  as  the  Company's   independent
auditors in May 1995.  Berenson has audited the Company's  financial  statements for the fiscal  years ended  December  31, 1995  through  December  31,  2004. A representative  of Berenson will be present at the Annual Meeting,  will have an opportunity to make a statement if he desires to do so, and will be available to respond to questions.

            For its fiscal 2004 and 2003  services,  the Company  paid  Berenson total fees of $186,000 and $249,000 respectively comprised of:

Audit Fees
----------

            The aggregate fees billed by Berenson for professional fees rendered in connection with the audit of the Company's  annual  financial  statements and the reviews of the  Company's  financial  statements  included in the  Company's quarterly  reports  on Form  10-Q,  including  services  related  thereto,  were
$143,000  for the year ended  December  31, 2004 and $150,000 for the year ended
December 31, 2003.

Audit Related Fees
------------------

            There were no audit  related  fees billed by Berenson  for the years ended December 31, 2004 and 2003.

Tax Fees
--------

            The  aggregate  fees billed by Berenson  for  professional  services rendered for tax  compliance,  tax advice and tax planning  were $43,000 for the year ended  December 31, 2004, and $99,000 for the year ended December 31, 2003.
The  services  comprising  the fees  reported as "Tax Fees"  included tax return preparation,  consultation regarding various tax issues, and support provided to management in connection with income and other tax audits.

                                       31

All Other Fees
--------------

            There  were no other  fees  billed  by  Berenson  for  products  and services,  other than those  described for the years ended December 31, 2004 and
December 31, 2003.

            The Audit Committee has considered whether the provision by Berenson of the services covered by the fees other than the audit fees is compatible with maintaining  Berenson's  independence  and has determined that it is compatible.
All audit and non-audit  services to be performed by the  Company's  independent accountant must be approved in advance by the Audit Committee.

REQUIRED VOTE

            The approval of the proposal to ratify the  appointment  of Berenson requires the affirmative vote of a majority of the votes cast.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
          THE RATIFICATION OF THE APPOINTMENT OF BERENSON & COMPANY LLP

                              STOCKHOLDER PROPOSALS

            Stockholder  proposals made in accordance  with Rule 14a-8 under the
Securities  Exchange Act of 1934, as amended and intended to be presented at the
Company's 2006 Annual Meeting of Stockholders must be received by the Company at its  principal  office in New York,  New York no later than  January 5, 2006 for inclusion in the proxy statement for that meeting.

                                  OTHER MATTERS

            The Board of  Directors  does not intend to present and has not been informed that any other person  intends to present any matters for action at the
Meeting other than those  specifically  referred to in this proxy statement.  If any other matters  properly come before the Annual Meeting,  it is intended that the holders of the proxies will act in respect  thereof in accordance with their best judgment.

                                       32

            A copy of the Company's Form 10-K containing the Company's financial statements for the year ending  December 31, 2004, as filed with the Commission, was included as part of the  Company's  Annual Report to  Stockholders  which is being furnished  along with this Proxy Statement to all beneficial  stockholders or  stockholders  of record as of the Record Date.  For further  copies,  please contact:  Secretary,  EVERLAST  WORLDWIDE INC.,  1350 Broadway,  Suite 2300, New
York, New York 10018.

May 2, 2005

                                          By Order of the Board of Directors

                                          George Q Horowitz
                                          President and Chief Executive Officer

                                       33

                                                                      APPENDIX A

          EVERLAST WORLDWIDE, INC. FORMERLY ACTIVE APPAREL GROUP, INC.

                       2000 STOCK OPTION PLAN, AS AMENDED

            1.   PURPOSE OF THE PLAN.

                 This 2000 Stock  Option  Plan,  as  amended  (the  "Plan"),  is intended as an incentive, to retain in the employ of and as directors,  advisors and  consultants to Everlast  Worldwide,  Inc.,  formerly  Active Apparel Group,
Inc., a Delaware  corporation (the "Company") and any Subsidiary of the Company,
within the meaning of Section 424(f) of the United States Internal  Revenue Code
of 1986, as amended (the "Code"),  persons of training,  experience and ability, to attract new employees, directors, consultants and advisors whose services are considered  valuable,  to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial  success of the Company and its Subsidiaries.

                 It is further intended that certain options granted pursuant to the Plan shall constitute  incentive stock options within the meaning of Section
422 of the Code (the  "Incentive  Options")  while certain other options granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options."

                 The Company intends that the Plan meet the requirements of Rule
16b-3 ("Rule 16b-3")  promulgated under the Securities  Exchange Act of 1934, as amended (the  "Exchange  Act") and that  transactions  of the type  specified in subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by  Section  162(m) of the Code.  In all  cases,  the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

            2.   ADMINISTRATION OF THE PLAN.

                 The Board of  Directors  of the  Company  (the  "Board")  shall appoint and maintain as administrator of the Plan a Committee (the  "Committee")
consisting of two or more directors that are  "Non-Employee  Directors" (as such term is defined in Rule 16b-3) and "Outside  Directors" (as such term is defined in Section 162(m) of the Code),  which shall serve at the pleasure of the Board.
The  Committee,  subject to  Sections 3 and 5 hereof,  shall have full power and authority  to  designate  recipients  of  Options,  to  determine  the terms and conditions of respective  Option agreements (which need not be identical) and to interpret  the  provisions  and supervise the  administration  of the Plan.  The
Committee  shall have the  authority,  without  limitation,  to designate  which
Options  granted  under the Plan shall be  Incentive  Options and which shall be
Nonqualified  Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

                                      A-1

                 Subject to the  provisions  of the Plan,  the  Committee  shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other  determinations  necessary or advisable for the administration of the Plan and  shall  correct  any  defects  or  supply  any  omission  or  reconcile  any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the  Committee  deems  desirable to carry into effect the
Plan or any Options.  The act or  determination  of a majority of the  Committee shall be the act or  determination  of the Committee and any decision reduced to writing  and  signed  by all of the  members  of the  Committee  shall  be fully effective as if it had been made by a majority at a meeting  duly held.  Subject to the  provisions of the Plan,  any action taken or  determination  made by the
Committee  pursuant  to  this  and the  other  Sections  of the  Plan  shall  be conclusive on all parties.

                 In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant,  award or other  acquisition under the Plan of Options or Stock as  hereinafter  defined does not consist of two or more Non-Employee  Directors,  or if there shall be no such Committee,  then the
Plan shall be administered by the Board, and references  herein to the Committee
(except in the proviso to this sentence) shall be deemed to be references to the
Board,  and any such  grant,  award  or other  acquisition  may be  approved  or ratified in any other manner  contemplated  by  subparagraph  (d) of Rule 16b-3;
provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated  officers that are intended to qualify as  performance-based  compensation  under Section 162(m) of the Code may only be granted by the Committee.

            3.   DESIGNATION OF OPTIONEES.

                 The  persons   eligible  for   participation  in  the  Plan  as
recipients of Options (the "Optionees")  shall include  employees,  officers and directors of, and  consultants  and advisors to, the Company or any  Subsidiary;
provided that Incentive  Options may only be granted to employees of the Company and the Subsidiaries.  In selecting Optionees,  and in determining the number of shares to be covered by each Option  granted to  Optionees,  the  Committee  may consider  the  office  or  position  held  by the  Optionee  or  the  Optionee's relationship to the Company,  the Optionee's  degree of  responsibility  for and contribution  to the growth and  success of the Company or any  Subsidiary,  the
Optionee's length of service,  promotions,  potential and any other factors that the Committee may consider relevant.  An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

            4.   STOCK RESERVED FOR THE PLAN.

                 Subject to adjustment as provided in Section 7 hereof,  a total of 2,000,000  shares of the Company's  Common Stock,  $0.002 par value per share
(the  "Stock"),  shall be subject to the Plan.  The maximum  number of shares of
Stock that may be subject to options granted under the Plan to any individual in any  calendar  year shall not exceed  600,000,  and the method of counting  such shares  shall  conform  to  any  requirements  applicable  to  performance-based compensation  under Section  162(m) of the Code.  The shares of Stock subject to the Plan shall consist of unissued  shares or  previously  issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain

                                      A-2

unsold and that are not subject to outstanding Options at the termination of the
Plan  shall  cease to be  reserved  for the  purposes  of the  Plan,  but  until termination  of the Plan the  Company  shall at all times  reserve a  sufficient number of  shares of Stock to meet the  requirements  of the  Plan.  Should  any
Option expire or be canceled  prior to its exercise in full or should the number of shares of Stock to be  delivered  upon the  exercise  in full of an Option be reduced for any reason,  the shares of Stock theretofore  subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

            5.   TERMS AND CONDITIONS OF OPTIONS.

                 Options  granted  under  the  Plan  shall  be  subject  to  the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                 (a) OPTION  PRICE.  The  purchase  price of each share of Stock purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified  Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted; provided,  however, that if an option  granted  to  the  Company's  Chief  Executive  Officer  or to any of the
Company's other four most highly compensated  officers is intended to qualify as performance-based  compensation  under Section  162(m) of the Code, the exercise price of such Option  shall not be less than 100% of the Fair  Market  Value (as such term is  defined  below) of such  share of Stock on the date the  Option is granted.  The exercise  price for each Option shall be subject to  adjustment as provided in Section 7 below.  "Fair  Market  Value"  means the closing  price of publicly  traded shares of Stock on the principal  securities  exchange on which shares of Stock are  listed (if the  shares of Stock are so  listed),  or on the
NASDAQ Stock Market (if the shares of Stock are  regularly  quoted on the NASDAQ
Stock Market),  or, if not so listed or regularly  quoted,  the mean between the closing  bid and  asked  prices  of  publicly  traded  shares  of  Stock  in the over-the-counter  market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the  provisions  of the Code.  Anything  in this  Section  5(a) to the  contrary notwithstanding,  in no event  shall the  purchase  price of a share of Stock be less than the  minimum  price  permitted  under the  rules and  policies  of any national securities exchange on which the shares of Stock are listed.

                 (b) OPTION TERM.  The term of each Option shall be fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

                                      A-3

                 (c)  EXERCISABILITY.  Subject to Section 5(j)  hereof,  Options shall be  exercisable  at such  time or times  and  subject  to such  terms  and conditions as shall be determined by the Committee at the time of grant.  Unless otherwise  determined by the Committee at grant,  all options granted under this plan and then outstanding shall  immediately vest and become  exercisable upon a
Change of  Control.  A "Change of Control"  shall  mean:  (i) the sale of all or substantially  all of the  assets of the  Company  in one or a series of related transactions  to any person or entity or group of persons or entities  acting in concert or (ii) the merger or  consolidation of the Company with or into another corporation  with the effect that the then existing  stockholders of the company hold  less  than  50% of the  combined  voting  power  of the  then  outstanding securities  of the  surviving  corporation  of such  merger  or the  corporation resulting  from such  consolidation  or (iii) the  acquisition  by any person or entity or group of persons or entities acting in concert of beneficial ownership
(within the meaning of Rule 13d-3 promulgated under the Securities  Exchange Act of 1934,  as  amended)  of 50% or more of the  outstanding  shares of the voting stock of the Company or (iv) the adoption of a plan relating to the  liquidation or dissolution of the Company.

                 (d) METHOD OF EXERCISE.  Options to the extent then exercisable may be  exercised in whole or in part at any time during the option  period,  by giving written notice to the Company specifying the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check or such other  instrument  as may be acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of Stock purchased  upon  exercise  of an Option at such time as the  Optionee  has given written  notice of  exercise  and has paid in full for such  shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                 (e)   NON-TRANSFERABILITY   OF   OPTIONS.   Options   are   not
transferable  and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons  entitled thereto under his will or the laws of descent and  distribution.  The Committee,  in its sole discretion,  may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the
Optionee or (ii) a member of the Optionee's immediate family (or a trust for his or her benefit).  Any attempt to transfer,  assign,  pledge or otherwise dispose of, or to subject  to  execution,  attachment  or  similar  process,  any Option contrary to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

                 (f) TERMINATION BY DEATH.  Unless  otherwise  determined by the
Committee at grant, if any Optionee's  employment with or service to the Company or any  Subsidiary  terminates by reason of death,  the Option may thereafter be exercised,  to the extent then exercisable (or on such accelerated  basis as the

                                      A-4

Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one year after the date of such death or until the  expiration  of the stated  term of such  Option as  provided  under the Plan,  whichever  period is shorter.

                 (g)  TERMINATION  BY REASON  OF  DISABILITY.  Unless  otherwise determined  by the  Committee at grant,  if any  Optionee's  employment  with or service  to the  Company  or any  Subsidiary  terminates  by reason of total and permanent  disability,  any  Option  held by such  Optionee  may  thereafter  be exercised,  to the extent it was  exercisable at the time of termination  due to
Disability (or on such accelerated  basis as the Committee shall determine at or after  grant),  but  may  not be  exercised  one  year  after  the  date of such termination  of  employment  or service or the  expiration of the stated term of such  Option,  whichever  period is shorter;  provided,  however,  that,  if the
Optionee dies within such one-year period,  any unexercised  Option held by such
Optionee  shall  thereafter  be  exercisable  to  the  extent  to  which  it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                 (h)  TERMINATION  BY REASON  OF  RETIREMENT.  Unless  otherwise determined  by the  Committee at grant,  if any  Optionee's  employment  with or service to the Company or any Subsidiary terminates by reason of Normal or Early
Retirement (as such terms are defined  below),  any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such
Retirement (or on such accelerated  basis as the Committee shall determine at or after  grant),  but may not be  exercised  three  months  after the date of such termination  of  employment  or service or the  expiration of the stated term of such  Option,  whichever  period is shorter;  provided,  however,  that,  if the
Optionee dies within such  three-month  period,  any unexercised  Option held by such Optionee  shall  thereafter be  exercisable,  to the extent to which it was exercisable  at the time of death,  for a period  of one year  after the date of such death or for the stated term of such Option, whichever period is shorter.

                 For purposes of this  paragraph (h) "Normal  Retirement"  shall mean retirement from active  employment with the Company or any Subsidiary on or after  the  normal  retirement  date  specified  in the  applicable  Company  or
Subsidiary  pension  plan  or if no  such  pension  plan,  age  65,  and  "Early
Retirement" shall mean retirement from active employment with the Company or any
Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

                 (i)  OTHER  TERMINATION.  Unless  otherwise  determined  by the
Committee at grant, if any Optionee's  employment with or service to the Company or any  Subsidiary  terminates  for any reason other than death,  Disability  or
Normal or Early Retirement,  the Option shall thereupon  terminate,  except that the portion of any Option that was  exercisable on the date of such  termination of  employment  or service may be exercised for the lesser of three months after the date of  termination  or the balance of such Option's term if the Optionee's employment  or service with the Company or any  Subsidiary  is terminated by the
Company  or such  Subsidiary  without  cause  (the  determination  as to whether termination  was for  cause to be made by the  Committee).  The  transfer  of an
Optionee  from the  employ of or  service  to the  Company  to the  employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination  of employment or service for purposes of the Plan.

                                      A-5

                 (j) LIMIT ON VALUE OF  INCENTIVE  OPTION.  The  aggregate  Fair
Market  Value,  determined as of the date the  Incentive  Option is granted,  of
Stock for which  Incentive  Options  are  exercisable  for the first time by any
Optionee  during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

                 (k)  TRANSFER OF  INCENTIVE  OPTION  SHARES.  The stock  option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a  disposition,  within the meaning of Section 424(c)
of the Code and regulations  promulgated  thereunder,  of any share or shares of
Stock issued to him upon exercise of an Incentive  Option granted under the Plan within the two-year period  commencing on the day after the date of the grant of such Incentive  Option or within a one-year  period  commencing on the day after the date of transfer of the share or shares to him  pursuant to the  exercise of such Incentive Option, he shall,  within 10 days after such disposition,  notify the Company thereof and immediately  deliver to the Company any amount of United
States federal, state and local income tax withholding required by law.

            6.   TERM OF PLAN.

                 No Option  shall be  granted  pursuant  to the Plan on or after
August 10, 2010, but Options theretofore granted may extend beyond that date.

            7.   CAPITAL CHANGE OF THE COMPANY.

                 In the  event  of any  merger,  reorganization,  consolidation, recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.

                 The adjustments described above will be made only to the extent consistent with continued  qualification  of the Option under Section 422 of the
Code (in the case of an Incentive  Option) or as provided in Sections 162(m) and
409A of the Code.

            8.   PURCHASE FOR INVESTMENT.

                 Unless the  Options  and  shares  covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities  Act"), or the Company has determined that such registration is unnecessary, each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

            9.   TAXES.

                 The   Company  may  make  such   provisions   as  it  may  deem
appropriate,  consistent  with  applicable  law, in connection  with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

                                      A-6

            10.  EFFECTIVE DATE OF PLAN.

                 The Plan  shall be  effective  on August  10,  2000;  provided, however,  that the Plan shall  subsequently  be approved by majority vote of the
Company's stockholders not later than August 10, 2001.

            11.  AMENDMENT AND TERMINATION.

                 The Board may amend,  suspend,  or terminate  the Plan,  except that no  amendment  shall be made that would  impair the rights of any  Optionee under any Option theretofore granted without the Optionee's consent,  and except that no amendment shall be made which,  without the approval of the stockholders of the Company would:

                 (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

                 (b) materially  increase the benefits accruing to the Optionees under the Plan;

                 (c) materially  modify the  requirements  as to eligibility for participation in the Plan;

                 (d) decrease the exercise price of an Incentive  Option to less than  100% of the  Fair  Market  Value  per  share of Stock on the date of grant thereof or the exercise price of a  Nonqualified  Option to less than 80% of the
Fair Market Value per share of Stock on the date of grant thereof; or

                 (e) extend the term of any Option  beyond that  provided for in
Section 5(b).

                 The Committee may also  substitute  new Options for  previously granted Options,  including  options granted under other plans applicable to the participant  and previously  granted  Options having higher option prices,  upon such terms as the Committee may deem appropriate.

                 Except to the extent  expressly  required or  permitted  by the
Plan,  no amendment  of the Plan or an Option will,  without the approval of the stockholders of the Company,  effectuate a change for which stockholder approval is required in order for the Plan or Option to continue to qualify for the award of incentive  stock  options  under  Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code.

                 It is the intention of the Board that the Plan comply  strictly with the  provisions  of Section 409A of the Code and Treasury  Regulations  and
other Internal  Revenue Service  guidance  promulgated  thereunder (the "Section
409A Rules") and the Committee shall exercise its discretion in granting Options hereunder (and the terms of such Options) accordingly. The Plan and any grant of an Option hereunder may be amended from time to time (without, in the case of an
Option,  the consent of the  Optionee)  as may be necessary  or  appropriate  to comply with the Section 409A Rules.

                                      A-7

            12.  GOVERNMENT REGULATIONS.

                 The Plan, and the grant and exercise of Options hereunder,  and the  obligation  of the Company to sell and deliver  shares under such  Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

            13.  GENERAL PROVISIONS.

                 (a)   CERTIFICATES.   All  certificates  for  shares  of  Stock
delivered under the Plan shall be subject to such stop transfer orders and other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

                 (b)  EMPLOYMENT  MATTERS.  The  adoption  of the Plan shall not confer upon any Optionee of the Company or any Subsidiary any right to continued
employment or, in the case of an Optionee who is a director,  continued  service as a director,  with the Company or a Subsidiary,  as the case may be, nor shall it  interfere  in any way with the right of the  Company  or any  Subsidiary  to terminate  the  employment  of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

                 (c)  LIMITATION  OF  LIABILITY.  No  member of the Board or the
Committee,  or any officer or  employee  of the Company  acting on behalf of the
Board or the Committee, shall be personally liable for any action, determination or interpretation  taken or made in good faith with respect to the Plan, and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

                 (d) REGISTRATION OF STOCK.  Notwithstanding any other provision in the Plan, no Option may be exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or are,  in the  opinion of counsel to the
Company,  exempt from such registration in the United States.  The Company shall not be under any  obligation  to  register  under  applicable  federal  or state securities  laws any Stock to be issued upon the  exercise of an Option  granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject  to such  Option,  although  the  Company  may in its sole discretion  register such Stock at such time as the Company shall determine.  If the Company  chooses to comply with such an  exemption  from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

                                      A-8

                                   EVERLAST WORLDWIDE, INC., formerly
                                   ACTIVE APPAREL GROUP, INC.

                                        April 19, 2005

                                      A-9

                                                                      APPENDIX B

                             EVERLAST WORLDWIDE INC.

                  2005 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

1.     PURPOSE. Everlast Worldwide Inc. 2005 Non-Employee Directors Stock Option
       Plan (the "Plan") is being established to create additional incentive for the  non-employee  directors  of  Everlast  Worldwide  Inc.,  a  Delaware corporation, and any successor corporation thereto (collectively referred to herein as the "Company") to promote the financial success and progress of the  Company  and any  present  or  future  parent  and/or  subsidiary corporations  of  the  Company.  For  purposes  of  the  Plan,  a  parent corporation and a subsidiary  corporation shall be as defined in Sections
       424(e) and 424(f) of the Internal  Revenue Code of 1986,  as amended (the
       "Code").  The Plan  shall  become  effective  as of the date on which the adoption of the Plan is approved by the  stockholders of the Company (the
       "Effective Date").

2.     ADMINISTRATION.  The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed  committee of the
       Board  having  such  powers  as  shall be  specified  by the  Board.  Any subsequent  references  herein to the Board shall also mean the committee if such  committee  has been  appointed  and,  unless  the  powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein,  including,  without  limitation, the power to terminate or amend the Plan at any time subject to the terms of the Plan and any  applicable  limitations  imposed  by law.  The Board shall have  authority to administer the Plan subject to the provisions of the Plan but shall have no  authority,  discretion or power to select the non-employee  directors of the Company who will receive options under the
       Plan, to set the exercise price of the options granted under the Plan, to determine  the  number  of  shares of  common  stock to be  granted  upon exercise of options or the time at which such  options are to be granted, to establish  the duration of option  grants,  or to alter other terms or conditions  specified in the Plan. All questions of interpretation of the
       Plan or of any  options  granted  under the Plan (an  "Option")  shall be determined  by the  Board,  and such  determinations  shall be final  and binding  upon all  persons  having an  interest  in the Plan  and/or  any
       Option.  Any officer of the Company  shall have the  authority  to act on behalf of the Company with respect to any matter, right,  obligation,  or election  which is the  responsibility  of or which is  allocated  to the
       Company herein,  provided the officer has apparent authority with respect to such matter, right, obligation, or election.

3.     ELIGIBILITY AND TYPE OF OPTION.  Options may be granted only to directors of the Company who, at the time of such grant,  are not  employees of the
       Company  or of any  parent  or  subsidiary  corporation  of  the  Company
       ("Non-Employee  Directors").  Options granted to  Non-Employee  Directors shall  be  nonqualified  stock  options;  that is,  options  that are not treated as having been granted under Section 422(b) of the Code. A person granted an Option is hereinafter referred to as an "Optionee."

4.     SHARES SUBJECT TO OPTION.  Options shall be for the purchase of shares of authorized but unissued  common stock or treasury  shares of common stock of the  Company  (the  "Stock"),  subject to  adjustment  as  provided in
       Section  8 hereof.  The  maximum  number of shares of Stock  which may be issued under the Plan shall be Two Hundred Thousand  (200,000) shares. In the event  that any  outstanding  Option  for any  reason  expires  or is terminated  and/or shares of Stock subject to repurchase are  repurchased by the Company,  the shares allocable to the unexercised  portion of such
       Option,  or such  repurchased  shares,  may again be subject to an Option grant.

5.     TIME FOR  GRANTING  OPTIONS.  All Options  shall be  granted,  if at all, within ten years from the Effective Date.

6.     TERMS,  CONDITIONS AND FORM OF OPTIONS.  Options granted  pursuant to the
       Plan shall be evidenced by written  agreements  specifying  the number of shares of Stock covered thereby,  which written agreement may incorporate all or any of the terms of the Plan by  reference  and shall  comply with and be subject to the following terms and conditions:

       a.    AUTOMATIC GRANT OF OPTIONS.  Subject to execution by a Non-Employee
             Director  of an  appropriate  Option  Agreement,  Options  shall be granted  automatically  and without further action of the Board, as follows:

             i.    On  January 1 of each  successive  year  after the  Effective
                   Date, each  Non-Employee  Director shall be granted an Option to purchase Three Thousand (3,000) shares of Stock.

             ii.   On  January 1 of each  successive  year  after the  Effective
                   Date,   each   Non-Employee   Director   who  served  as  the
                   Chairperson of the Board or any committee of the Board for at least six months during the Company's most recently concluded fiscal  year  shall be  granted  an  Option to  purchase  Two
                   Hundred (200) shares of Stock.

            iii.   On  January 1 of each  successive  year  after the  Effective
                   Date,  each  Non-Employee  Director who served as a member of any committee of the Board for at least six months during the
                   Company's  most  recently  concluded  fiscal  year  shall  be granted an Option to  purchase  One Hundred  (100)  shares of
                   Stock.

            iv.    Notwithstanding  the  foregoing,  any person may elect not to receive an Option to be granted pursuant to this Section 6(a)
                   by delivering written notice of such election to the Board no later  than the day  prior to the date on which  such  Option would  otherwise be granted.  A person so declining an Option shall  receive no payment or other  consideration  in lieu of such declined Option. A person who has declined an Option may revoke such  election by  delivering  written  notice of such revocation  to the  Board no later  than the day prior to the date on which such Option  would be granted  pursuant to this
                   Section 6(a).

                                       2

            v.     Notwithstanding  any  other  provision  of  the  Plan  to the contrary,  no Option shall be granted to any  individual on a day when he or she is no  longer  serving  as a  Non-Employee
                   Director of the Company.

       b.   OPTION  EXERCISE  PRICE.  The purchase  price of each share of Stock purchasable  under an  Option  shall be the Fair  Market  Value  (as
            defined   below)  of  such  share  of  Stock  on  the  business  day immediately  preceding the date the Option is granted.  "Fair Market
            Value" means the closing price of publicly traded shares of Stock on the principal national  securities exchange on which shares of Stock are listed (if the shares of Stock are so listed),  or on the Nasdaq
            Stock  Market  (if the shares of Stock are  regularly  quoted on the
            Nasdaq Stock Market),  or, if not so listed or regularly quoted, the mean  between the closing  bid and asked  prices of publicly  traded shares of Stock in the over-the-counter  market, or, if such bid and asked prices shall not be available,  as reported by any  nationally
            recognized   quotation  service  selected  by  the  Company,  or  as
            determined  by  the  Committee  in  a  manner  consistent  with  the provisions  of the  Code.  Anything  in  this  Section  6(b)  to the contrary notwithstanding,  in no event shall the purchase price of a share of Stock be less than the minimum  price  permitted  under the rules and policies of any national  securities exchange on which the shares of Stock are listed.

       c.   EXERCISE  PERIOD AND  EXERCISABILITY  OF OPTIONS.  An Option granted pursuant to the Plan shall be exercisable for a term of seven years.
            Options  granted  pursuant  to the  Plan  shall  be  exercisable  as follows:  one-third  of the  aggregate  shares of Stock  purchasable under an Option shall be  exercisable  commencing one year after the date of grant,  an additional  one-third of the aggregate  shares of
            Stock  purchasable  under an Option shall be exercisable  commencing two years after the date of grant,  and the  remaining  one-third of the aggregate shares of Stock  purchasable  under an Option shall be exercisable commencing three years after the date of grant.

       d.   TERMINATION OF OPTIONS.

            i.   In the event that an  Optionee  ceases to be a director  of the
                 Company  because the Optionee has become  permanently  disabled
                 (within  the  meaning of  Section  22(e)(3)  of the Code),  the
                 Option  granted  to  such  Optionee  may  be  exercised  by the
                 Optionee,  to the extent the  Optionee was entitled to do so on the date such Optionee ceases to be a director. Such Option may be  exercised  at any time within six months after the date the
                 Optionee  ceases to be a  director,  at which  time the  Option shall  terminate,  or prior to the  date on  which  the  Option otherwise expires by its terms, whichever is earlier.

            ii.  In the event of the death of an Optionee, the Option granted to such Optionee may be exercised,  to the extent the Optionee was entitled to do so on the date of such Optionee's  death, by the

                                       3

                 estate  of  such  Optionee  or by any  person  or  persons  who acquired  the  right to  exercise  such  Option by  bequest  or inheritance  or  otherwise  by  reason  of the  death  of  such
                 Optionee.  Such Option may be  exercised at any time within one
                 (1) year  after  the date of death of such  Optionee,  at which time the Option shall terminate,  or prior to the date on which the  option  otherwise  expires  by  its  terms,  whichever  is earlier.

            iii. In the event that an  Optionee  ceases to be a director  of the
                 Company for any reason other than permanent  disability (within the  meaning of  Section  22(e)(3)  of the Code) or death,  the
                 Option granted to such Optionee may be exercised by him or her, but only to the extent the  Optionee  was  entitled to do so on the date such Optionee ceases to be a director. Such Option may be exercised at any time within thirty (30) days after the date such Optionee ceases to be a director of the Company,  at which time the Option shall terminate,  or prior to the date on which the option expires by its terms, whichever is earlier.

       e.   PAYMENT OF OPTION  EXERCISE.  Payment of the exercise  price for the number of shares of Stock  being  purchased  pursuant  to any Option shall be made in cash,  by check or such other  instrument as may be acceptable to the Committee.

       f.   CHANGE OF  CONTROL.  A "Change of  Control"  shall be deemed to have occurred in the event any of the  following  occurs with  respect to the Company:

            i.   a merger  or  consolidation  in which  the  Company  is not the surviving corporation;

           ii.   a merger or consolidation in which the Company is the surviving corporation  where the  stockholders of the Company before such merger or consolidation do not retain,  directly or indirectly, at least a majority  of the  beneficial  interest in the voting stock of the Company after such merger or consolidation;

          iii.   the sale, exchange,  or transfer of all or substantially all of the  assets of the  Company  other  than a sale,  exchange,  or transfer to one or more subsidiary  corporations (as defined in
                 Section 1 hereof) of the Company;

           iv.   the direct or indirect sale or exchange by the  stockholders of the  Company  of all or  substantially  all of the stock of the
                 Company where the  stockholders of the Company before such sale or exchange do not retain,  directly or indirectly,  at least a majority of the beneficial  interest in the voting stock of the
                 Company after such sale or exchange; or

            v.   a liquidation or dissolution of the Company.

                                       4

                    In the event of a Change of Control,  any  unexercisable  or unvested  portion of the  outstanding  Options shall be immediately exercisable  and  vested in full as of the date ten (10) days prior to the  expected  date of the Change of  Control.  The  exercise or vesting of any Option that was permissible solely by reason of this
             Section  6(f) shall be  conditioned  upon the  consummation  of the
             Change  of  Control.  In  addition,   the  surviving,   continuing,
             successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under  outstanding  Options or substitute outstanding Options for substantially equivalent options for the Acquiring Corporation's stock. For purposes of this Section
             6(f), an Option shall be deemed assumed if, following the Change of
             Control, the Option confers the right to acquire in accordance with its terms and  conditions,  for each share of Stock  subject to the
             Option   immediately   prior  to  the   Change  of   Control,   the
             consideration  (whether stock,  cash, other securities or property)
             to which a holder of a share of Stock on the effective  date of the
             Change of Control  was  entitled.  Any  Options  which are  neither assumed  nor  substituted  for  by  the  Acquiring  Corporation  in connection  with the Change of Control nor exercised as of the date
             of  the  Change  of  Control  shall   terminate  and  cease  to  be
             outstanding effective as of the date of the Change of Control.

       g.    STOCKHOLDER APPROVAL. No Option may be granted pursuant to the Plan
             prior   to   obtaining    stockholder   approval   of   the   Plan.

   7.  AUTHORITY TO VARY TERMS.

       a.    The Board  shall have the  authority  from time to time to vary the terms of the Option  Agreements either in connection with the grant of an individual  Option or in connection with the authorization of a new standard form or forms of Option; provided, however, that the terms and  conditions  of such revised or amended  standard form or forms of stock option  agreement  shall be in  accordance  with the terms of the Plan. Such authority shall include, but not be limited
             to,  the  authority  to  grant   Options   which  are   immediately
             exercisable  subject  to the  Company's  right  to  repurchase  any unvested  shares of Stock acquired by the Optionee upon exercise of an Option in the event such Optionee's service as a director of the
             Company is terminated for any reason.

       b.    It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations
             and other Internal Revenue Service guidance promulgated  thereunder
             (the  "Section  409A  Rules")  and the  Board  shall  exercise  its discretion  in granting  Options  hereunder  (and the terms of such
             Options) accordingly. The Plan and any grant of an Option hereunder may be  amended  from  time to  time  (without,  in the  case of an
             Option,  the  consent  of the  Optionee)  as may  be  necessary  or appropriate to comply with the Section 409A Rules.

                                       5

8.     EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. Appropriate  adjustments shall be made in the number  and class of shares of Stock  subject to the Plan, the number of shares to be granted under the Plan and to any  outstanding
       Options and in the Option  exercise price of any  outstanding  Options in the event of a stock  dividend,  stock split,  recapitalization,  reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

9.     TRANSFERABILITY OF OPTIONS.

       a.   Except  as  provided  in  Section  9(b)  hereof,  an  Option  may be exercised  during the lifetime of the Optionee  only by the Optionee or the Optionee's  guardian or legal  representative  and may not be assigned or  transferred in any manner except by will or by the laws of descent and distribution.

       b.   Notwithstanding the foregoing, with the consent of the Board, in its sole  discretion,  an Optionee  may transfer all or a portion of the
            Option to: (i) an Immediate Family Member (as hereinafter  defined),
            (ii) a trust for the exclusive benefit of the Optionee and/or one or more  Immediate  Family  Members,  (iii) a partnership  in which the
            Optionee  and/or one or more  Immediate  Family Members are the only partners,  or (iv)  such  other  person  or  entity as the Board may permit  (individually,  a "Permitted  Transferee").  For purposes of this  Section  9(b),  "Immediate  Family  Members"  shall  mean  the
            Optionee's spouse, former spouse, children or grandchildren, whether natural or adopted. As a condition to such transfer,  each Permitted
            Transferee to whom the Option or any interest therein is transferred shall agree in writing (in a form satisfactory to the Company) to be bound by all of the terms and  conditions  of the  Option  Agreement evidencing such Option and any additional restrictions or conditions as the Company may require. Following the transfer of an Option, the term  "Optionee"  shall refer to the  Permitted  Transferee,  except
            that,   with  respect  to  any   provision  for  the  Company's  tax
            withholding  obligations,  such  term  shall  refer to the  original
            Optionee. The Company shall have no obligation to notify a Permitted
            Transferee of any termination of the transferred  Option,  including an early  termination  pursuant to Section 6(d) hereof.  A Permitted
            Transferee shall be prohibited from making a subsequent  transfer of a transferred  Option except to the original  Optionee or to another
            Permitted Transferee or as provided in Section 9(a) hereof.

10.    RE-PRICING  OF  OPTIONS /  REPLACEMENT  OPTIONS.  The  Company  shall not re-price any Options or issue any  replacement  Options unless the Option re-pricing or Option  replacement shall have been approved by the holders of a  majority  of the  outstanding  shares  of the  voting  stock of the
       Company.

11.    TERMINATION OR AMENDMENT OF PLAN. The Board, including any duly appointed committee  of the  Board,  may  terminate  or amend the Plan at any time;
       provided,  however,  that without the approval of the stockholders of the
       Company,  there  shall be no  increase  in the total  number of shares of
       Stock  covered by the Plan  (except by  operation  of the  provisions  of

                                       6

       Section 8 hereof).  In any event,  no amendment may adversely  affect any then outstanding Option, or any unexercised portion thereof,  without the consent of the Optionee.

                                       7

                             EVERLAST WORLDWIDE INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       2005 ANNUAL MEETING OF STOCKHOLDERS

                                  June 3, 2005

          The undersigned hereby appoints Messrs. George Q Horowitz and James K.
Anderson,  and each of them,  as  proxies,  each with the power to  appoint  his substitute,  and authorizes each of them to represent and to vote, as designated on the reverse  hereof,  all of the shares of common stock,  par value $.002 per share,  of  Everlast  Worldwide  Inc.  (the  "Company")  held of  record  by the undersigned  at the  close of  business  on April  29,  2005 at the 2005  Annual
Meeting of Stockholders of the Company to be held on Friday,  June 3, 2005 at 10
AM, local time, at The Kitano, 66 Park Avenue (38th Street),  New York, New York
10016, in the Park Avenue Room on the 18th floor, or at any adjournment thereof, on the matters  described in the Notice of 2005 Annual  Meeting of  Stockholders
and Proxy  Statement  and upon such other  business as may properly  come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

       (CONTINUED , AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE.)

                                      PROXY
THIS PROXY WILL BE VOTED AS DIRECTED,  OR IF NO DIRECTION IS INDICATED,  WILL BE
VOTED "FOR" THE  PROPOSALS.  THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF
DIRECTORS.

Please mark your vote like this /X/

1.   ELECTION OF NINE DIRECTORS:

    (TO WITHHOLD  AUTHORITY TO VOTE FOR ANY  INDIVIDUAL  NOMINEE,  STRIKE A LINE
    THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW)

    George Q Horowitz, James K. Anderson, Rita Cinque Kriss, Larry Kring, Edward
    R. Epstein,  Teddy Atlas, James J. McGuire Jr., Jeffrey M. Schwartz and Mark
    Ackereizen

                 FOR    / /            WITHHOLD AUTHORITY  / /

2.  PROPOSAL TO AMEND THE  COMPANY'S  2000 STOCK  OPTION  PLAN TO  INCREASE  THE
    NUMBER OF SHARES  ISSUABLE OVER THE TERM OF THE PLAN BY 1,000,000  SHARES TO
    2,000,000 SHARES IN THE AGGREGATE.

                 FOR    / /            AGAINST  / /          ABSTAIN   / /

3.  PROPOSAL  TO  APPROVE  THE  ADOPTION  OF  THE  COMPANY'S  2005  NON-EMPLOYEE
    DIRECTORS STOCK OPTION PLAN.

                 FOR    / /            AGAINST  / /          ABSTAIN   / /

4.  RATIFICATION  OF THE  APPOINTMENT OF BERENSON LLP AS THE COMPANY'S  AUDITORS
    FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                 FOR    / /            AGAINST  / /          ABSTAIN   / /

5.  IN THEIR  DISCRETION,  THE  PROXIES ARE  AUTHORIZED  TO VOTE UPON SUCH OTHER
    BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

SIGNATURE                         SIGNATURE IF HELD JOINTLY
          ---------------------                             --------------------

DATE:
      -----------

     NOTE:  Please sign exactly as name appears hereon.  When shares are held by joint  owners,  both  should  sign.  When  signing as  attorney,  executor, administrator,  trustee  or  guardian,  please  give  title as  such.  If a corporation,  please  sign in full  corporate  name by  President  or other authorized officer. If a partnership,  please sign in full partnership name by authorized person.